[PRINTED ON JOHN HANCOCK LOGO LETTERHEAD]

Dear Fellow Shareholder:


As you may know, the John Hancock family of funds has expanded following the addition last year of the former Transamerica Funds. This presents an opportunity to combine the money management efforts serving your investment with those of a similar mutual fund in the John Hancock Funds family. For this reason, we are proposing a merger of your fund, John Hancock Tax-Exempt Income Fund, into the John Hancock Tax-Free Bond Fund.



YOUR BOARD OF TRUSTEES has already unanimously approved this proposal and BELIEVES THAT THIS MERGER IS APPROPRIATE, GIVEN THAT BOTH FUNDS PURSUE A SIMILAR INVESTMENT OBJECTIVE.



We believe this merger will benefit you in several respects. Two major benefits are:



1. Lower Fund Expenses. Your Trustees believe that combining these two Funds may benefit shareholders by allowing for economies of scale in investment research, operations and other important areas. By creating a larger combined Fund, the merger may lead to a long-term reduction of expenses and, ultimately, lower costs for you.



2. Increased Investment Diversification. By combining both Funds' assets into a single portfolio, the Tax-Free Bond Fund will be able to achieve greater diversification. Diversification is a proven technique for reducing investment risk.


Your Vote is Important!


At a special meeting of shareholders to be held on May 2, 1996 at 9:00 a.m. E.T., you will be asked to approve the merger of the John Hancock Tax-Exempt Income Fund into the John Hancock Tax-Free Bond Fund.



Your vote counts, no matter how many shares you own. We urge you to exercise your right as a shareholder and vote by completing, signing and returning the enclosed proxy ballot form to us immediately. Your prompt response will help avoid the necessity of additional mailings at your Fund's expense. For your convenience, we have enclosed a postage-paid envelope.



If you have questions, please call your financial advisor or your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time. Thank you for your prompt attention to this important matter.


                                  Sincerely,

                                  /s/ Edward J. Boudreau, Jr.


                                  Edward J. Boudreau, Jr.
                                  Chairman and CEO
Enclosure

                      JOHN HANCOCK TAX-EXEMPT INCOME FUND

                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1996

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of John Hancock Tax-Exempt Income Fund ("Tax-Exempt Income Fund"), a Massachusetts business trust, will be held at 101 Huntington Avenue, Boston, Massachusetts 02199 on Thursday, May 2, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting, for the following purposes:


1. To approve an Agreement and Plan of Reorganization between Tax-Exempt Income Fund and John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund") providing for Tax-Free Bond Fund's acquisition of all of Tax-Exempt Income Fund's assets in exchange solely for the assumption of Tax-Exempt Income Fund's liabilities, and the issuance of Class A and Class B shares of Tax-Free Bond Fund to Tax-Exempt Income Fund for distribution to its shareholders.


2. To consider and act upon any other matters that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees has fixed the close of business on March 6, 1996 as the record date to determine the shareholders who are entitled to receive this notice and to vote at the Meeting and any adjournment of the Meeting.

If you cannot attend the Meeting in person, please complete, date and sign the enclosed proxy and return it to John Hancock Investor Services Corporation, 101 Huntington Avenue, Boston, Massachusetts 02199 in the enclosed envelope. It is important that you exercise your right to vote. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TAX-EXEMPT INCOME FUND.

                                               By order of the Board of
                                               Trustees,


                                               THOMAS H. DROHAN Secretary


Boston, Massachusetts
March 18, 1996


230PX 3/96

                      JOHN HANCOCK TAX-EXEMPT INCOME FUND


                                PROXY STATEMENT
                            ------------------------


                        JOHN HANCOCK TAX-FREE BOND FUND


                                   PROSPECTUS
                            ------------------------

This Proxy Statement and Prospectus sets forth the information you should know before voting on the proposed reorganization of John Hancock Tax-Exempt Income Fund ("Tax-Exempt Income Fund") into John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund"). Please read it carefully and retain it for future reference.

This Proxy Statement and Prospectus includes the Prospectus of Tax-Free Bond Fund for Class A and Class B shares, dated May 1, 1995 as supplemented January 15, 1996 (EXHIBIT A attached). Information about Tax-Exempt Income Fund's shares is incorporated by reference from the Tax-Exempt Income Fund Prospectus which is available at no charge upon request to Tax-Exempt Income Fund at 1-800-225-5291.


A Statement of Additional Information, dated March 18, 1996, relating to this Proxy Statement and Prospectus, and containing additional information about each of Tax-Free Bond Fund and Tax-Exempt Income Fund, including historical financial statements, is on file with the Securities and Exchange Commission ("SEC"). It is available from Tax-Free Bond Fund upon telephone request and at no charge at the toll-free number stated above. The Statement of Additional Information is incorporated by reference into this Prospectus.


This Proxy Statement and Prospectus relates to Class A and Class B shares of beneficial interest, par value of $0.01 per share (collectively, the "Tax-Free Bond Fund Shares"), of Tax-Free Bond Fund which will be issued in exchange for all of Tax-Exempt Income Fund's assets. In exchange for these assets, Tax-Free Bond Fund will also assume all of the liabilities of Tax-Exempt Income Fund.

---------------------------
(continued on next page)

SHARES OF TAX-FREE BOND FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES OF TAX-FREE BOND FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued)
---------------------------


The Tax-Free Bond Fund Class A Shares issued to Tax-Exempt Income Fund for distribution to Tax-Exempt Income Fund's Class A shareholders will have an aggregate net asset value equal to the aggregate net asset value of Tax-Exempt Income Fund's Class A shares. The Tax-Free Bond Fund Class B Shares issued to Tax-Exempt Income Fund for distribution to Tax-Exempt Income Fund's Class B shareholders will have an aggregate net asset value equal to the aggregate net asset value of Tax-Exempt Income Fund's Class B shares. The asset values of Tax-Exempt Income Fund and Tax-Free Bond Fund will be determined at the close of business (4:00 p.m. Eastern Time) on the Closing Date (as defined below) for purposes of the proposed reorganization.


Following the receipt of Tax-Free Bond Fund Shares (1) Tax-Exempt Income Fund will be liquidated, (2) the Tax-Free Bond Fund Shares will be distributed to Tax-Exempt Income Fund's shareholders pro rata in exchange for their shares of Tax-Exempt Income Fund and (3) Tax-Exempt Income Fund will be terminated. Consequently, Class A Tax-Exempt Income Fund shareholders will become Class A shareholders of Tax-Free Bond Fund, and Class B Tax-Exempt Income Fund shareholders will become Class B shareholders of Tax-Free Bond Fund. These transactions are collectively referred to in this Proxy Statement and Prospectus as the "Reorganization." The Reorganization is being structured as a tax-free reorganization so that, in the opinion of tax counsel, no gain or loss will be recognized by Tax-Free Bond Fund, Tax-Exempt Income Fund or the shareholders of Tax-Exempt Income Fund. The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus, and in the Agreement and Plan of Reorganization that is attached as EXHIBIT B.

Tax-Free Bond Fund is a diversified open-end management investment company organized as a Massachusetts business trust in 1989. Tax-Free Bond Fund seeks to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital. Tax-Free Bond Fund seeks to obtain this objective by investing primarily in municipal obligations, including bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The principal place of business of both Tax-Free Bond Fund and Tax-Exempt Income Fund is at 101 Huntington Avenue, Boston, Massachusetts 02199. Their toll-free telephone number is 1-800-225-5291.

The date of this Proxy Statement and Prospectus is March 18, 1996.

TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
INTRODUCTION.....................................................     1
SUMMARY..........................................................     2
RISK FACTORS AND SPECIAL CONSIDERATIONS..........................    15
INFORMATION CONCERNING THE MEETING...............................    17
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.....    18
CAPITALIZATION...................................................    24
COMPARATIVE PERFORMANCE INFORMATION..............................    25
BUSINESS OF TAX-EXEMPT INCOME FUND...............................    27
  General........................................................    27
  Investment Objective and Policies..............................    27
  Trustees.......................................................    27
  Investment Adviser and Distributor.............................    27
  Expenses.......................................................    27
  Custodian and Transfer Agent...................................    27
  Tax-Exempt Income Fund Shares..................................    28
  Purchase of Tax-Exempt Income Fund Shares......................    28
  Redemption of Tax-Exempt Income Fund Shares....................    28
  Dividends, Distributions and Taxes.............................    28
BUSINESS OF TAX-FREE BOND FUND...................................    28
  Investment Objective and Policies..............................    28
  Trustees.......................................................    28
  Investment Adviser and Distributor.............................    28
  Expenses.......................................................    29
  Custodian and Transfer Agent...................................    29
  Tax-Free Bond Fund Shares......................................    29
  Purchase of Tax-Free Bond Fund Shares..........................    29
  Redemption of Tax-Free Bond Fund Shares........................    29
  Dividends, Distributions and Taxes.............................    29
EXPERTS..........................................................    29
AVAILABLE INFORMATION............................................    29
EXHIBIT A........................................................   A-1
EXHIBIT B........................................................   B-1

                                    EXHIBITS

A -- Prospectus of John Hancock Tax-Free Bond Fund for Class A and
     Class B shares, dated May 1, 1995 as supplemented January 15, 1996
     (attached to this document).
B -- Agreement and Plan of Reorganization by and between John Hancock
     Tax-Exempt Income Fund and John Hancock Tax-Free Bond Fund
     (attached to this document).
C -- Annual Report to Shareholders of John Hancock Tax-Free Bond Fund, dated December 31, 1995 (included with this document).

                         PROXY STATEMENT AND PROSPECTUS
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                      JOHN HANCOCK TAX-EXEMPT INCOME FUND
                           TO BE HELD ON MAY 2, 1996

                                  INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Tax-Exempt Income Fund (the "Board of Trustees"). The proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of Tax-Exempt Income Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199 on Thursday, May 2, 1996 at 9:00 a.m., Boston time, and at any adjournment or adjournments of the Meeting. The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement and Prospectus (i) incorporates by reference the Prospectus of Tax-Exempt Income Fund, dated May 1, 1995 as supplemented December 11, 1995 (the "Tax-Exempt Income Fund Prospectus") which is available upon request and
(ii) includes the prospectus of Tax-Free Bond Fund for Class A and Class B shares, dated May 1, 1995 as supplemented January 15, 1996 (the "Tax-Free Bond Fund Prospectus"). The Annual Report to Shareholders of Tax-Free Bond Fund, dated December 31, 1995, is included with this Proxy Statement and Prospectus. These materials will be mailed to shareholders of Tax-Exempt Income Fund on or after March 18, 1996. Tax-Exempt Income Fund's Annual Report to Shareholders was previously sent to shareholders of Tax-Exempt Income Fund on or about February 29, 1996.


As of March 6, 1996, 44,660,695.412 Class A and 919,370.542 Class B shares of beneficial interest of Tax-Exempt Income Fund were outstanding. Shareholders of record on March 6, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting.


All properly executed proxies received by management prior to the Meeting, unless revoked, will be voted at the Meeting according to the instructions on the proxies. If no instructions are given, shares of Tax-Exempt Income Fund represented by proxies will be voted FOR the proposal (the "Proposal") to approve the Agreement and Plan of Reorganization (the "Agreement") between Tax-Exempt Income Fund and Tax-Free Bond Fund.

The Board of Trustees knows of no business to be presented for consideration at the Meeting other than that mentioned in the immediately preceding paragraph. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

In addition to the mailing of these proxy materials, proxies may be solicited in person or by telephone by Trustees, officers and employees of Tax-Exempt Income Fund; by personnel of Tax-Exempt Income Fund's investment adviser, John Hancock Advisers, Inc. (the "Adviser") and its transfer agent, John Hancock Investor Services Corporation ("Investor Services"); or by broker-dealer firms. Investor Services has agreed to provide proxy solicitation services to Tax-Exempt Income Fund at a cost of approximately $5,000. Investor Services is providing this proxy solicitation service to Tax-Exempt Income Fund at a lower cost than would be charged by a third party solicitation firm.

Tax-Exempt Income Fund and Tax-Free Bond Fund (each, a "Fund" and collectively, the "Funds") will each bear its own fees and expenses in connection with the Reorganization discussed in this Proxy Statement and Prospectus.

The information concerning Tax-Exempt Income Fund in this Proxy Statement and Prospectus has been supplied by Tax-Exempt Income Fund. The information concerning Tax-Free Bond Fund in this Proxy Statement and Prospectus has been supplied by Tax-Free Bond Fund.

                                    SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus. The summary is qualified by reference to the more complete information contained in this Proxy Statement and Prospectus, and in the EXHIBITS attached to or included with this document. Please read this entire Proxy Statement and Prospectus carefully.


REASONS FOR THE PROPOSED REORGANIZATION



Tax-Exempt Income Fund's Board of Trustees has determined that the proposed Reorganization is in the best interests of Tax-Exempt Income Fund and its shareholders. In making this determination, the Trustees considered several relevant factors, including (i) the fact that the investment objectives and policies of the Funds are substantially similar, (ii) the fact that combining the Funds' assets into a single portfolio will enable Tax-Free Bond Fund to achieve greater diversification than either Fund is now able to achieve, (iii) the fact that Tax-Exempt Income Fund shareholders will be subject to lower management fees from the Closing Date (as defined below) until December 23, 1996 or later, and the fact that the Adviser has agreed to reduce the management fee rate applicable to Tax-Free Bond Fund to the same rate applicable to Tax-Exempt Income Fund as of the Closing Date if the shareholders of Tax-Exempt Income Fund approve the Reorganization, (iv) the fact that Tax-Exempt Income Fund shareholders will be subject to lower Rule 12b-1 fees from the Closing Date until December 23, 1996 or later, and (v) the likelihood that the Reorganization will result in improved economies of scale over time and a corresponding decrease in the total expenses currently borne by Tax-Exempt Income Fund's shareholders. Tax-Exempt Income Fund's Board of Trustees believes that the Tax-Free Bond Fund Shares received in the Reorganization will provide existing Tax-Exempt Income Fund shareholders with substantially the same investment advantages that they currently enjoy at a comparable level of risk. For a more detailed discussion of the reasons for the proposed Reorganization, see "Proposal to Approve the Agreement and Plan of Reorganization -- Reasons for the Proposed Reorganization."



THE FUNDS' EXPENSES


Both Funds and their shareholders are subject to various fees and expenses. The tables set forth below show the shareholder transaction and operating expenses of Class A and Class B shares of the Funds and the effect of applicable expense limitations. With respect to each Fund, these expenses are based on fees and expenses incurred during the Fund's fiscal year ended December 31, 1995.

TAX-EXEMPT INCOME FUND

                                                     CLASS A       CLASS B
                                                     SHARES        SHARES
                                                     -------       -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
  (As a percentage of offering price)............     4.50%*         None
Maximum sales charge imposed on reinvested
  dividends......................................      None          None
Maximum deferred sales charge....................      None*        5.00%
Redemption fee+..................................      None          None
Exchange fee.....................................      None          None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management fee...................................     0.55%         0.55%
12b-1 fee**......................................     0.30%         1.00%
Other expenses***................................     0.20%         0.20%
Total Fund operating expenses....................     1.05%         1.75%

---------------

  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed on these investments, as described under the caption "Share Price" in the Fund's Prospectus, in the event of certain redemption transactions within 12 months after the end of the calendar month in which the purchase was made.


 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets attributable to the respective Class, and the remaining portion will be used to cover distribution expenses.


*** Other expenses include transfer agent, legal, audit, custody and other expenses.

  + Redemption by wire fee (currently $4.00) not included.

TAX-FREE BOND FUND

                                                     CLASS A       CLASS B
                                                     SHARES        SHARES
                                                     -------       -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
  (As a percentage of offering price)............     4.50%*         None
Maximum sales charge imposed on reinvested
  dividends......................................      None          None
Maximum deferred sales charge....................      None*        5.00%
Redemption fee+..................................      None          None
Exchange fee.....................................      None          None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management fee (net of limitation)**.............     0.43%         0.43%
12b-1 fee (net of limitation - Class B
  shares)***.....................................     0.15%         0.90%
Other expenses****...............................     0.27%         0.27%
Total Fund operating expenses
  (net of limitation)*****.......................     0.85%         1.60%

---------------
     * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within 12 months after the end of the calendar month in which the purchase was made.

   ** In the absence of the Adviser's and the Fund's agreement not to impose a portion of the management fee, the fee would have been 0.55% of average annual net assets.


  *** The amount of the 12b-1 fee for Class B shares used to cover service expenses will be up to 0.25% of the Fund's average net assets attributable to Class B shares, and the remaining portion will be used to cover distribution expenses. In the absence of the agreement between the Fund's distributor and the Fund not to impose a portion of the Class B 12b-1 fee, the fee would have been 1.00% of average net assets attributable to Class B shares.



 **** Other expenses include transfer agent, legal, audit, custody and other expenses.



***** Total Fund operating expenses in the table reflect voluntary limitations by the Adviser and the Fund's distributor. Without such limitations the Total Fund operating expenses of Class A shares and Class B shares would be 0.97% and 1.82%, respectively.


     + Redemption by wire fee (currently $4.00) not included.

TAX-FREE BOND FUND (PRO FORMA)


The table set forth below shows the pro forma operating expenses of Class A and Class B shares of Tax-Free Bond Fund which assumes that the Reorganization took place on December 31, 1995.



                                                     CLASS A       CLASS B
                                                     SHARES        SHARES
                                                     -------       -------
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management fee (net of limitation)*................   0.49%         0.49%
12b-1 fee (net of limitation -- Class B
  shares)**........................................   0.15%***      0.90%
Other expenses****.................................   0.21%         0.21%
Total Fund operating expenses
  (net of limitations)*****........................   0.85%         1.60%


---------------

     * The Adviser's and the Fund's voluntary agreement not to impose a portion of the management fee will terminate on December 23, 1996, at which time the management fee will be 0.54% of the Fund's average annual net assets.



   ** The distributor's and the Fund's voluntary agreement not to impose a portion of the Class B Rule 12b-1 fee will terminate on December 23, 1996, at which time the Class B Rule 12b-1 fee will be 1.00% of the Fund's average annual net assets attributable to Class B shares. The amount of the Class B Rule 12b-1 fee used to cover service expenses will be up to 0.25% of assets attributable to Class B shares, and the remaining portion will be used to cover distribution expenses.



  *** The Class A Rule 12b-1 fee will increase to 0.25% of average net assets attributable to Class A shares on December 23, 1996, if the shareholders of Tax-Free Bond Fund approve the increase.

 **** Other expenses include transfer agent, legal, audit, custody and other expenses.



***** Total Fund operating expenses in the table reflect (i) voluntary limitations in the management fee and the Class B Rule 12b-1 fee and (ii) a Class A Rule 12b-1 fee that is subject to change pending approval by Tax-Free Bond Fund shareholders. On December 23, 1996, after termination of the agreements to limit the Fund's expenses and after shareholder approval of the increase to the Class A Rule 12b-1 fee, the Total Fund operating expenses for Class A and Class B shares will be 1.00% and 1.75%, respectively.


If the Reorganization is consummated, the actual total operating expenses of Class A and Class B shares of Tax-Free Bond Fund may vary from the pro forma operating expenses indicated above due to changes in the net asset values of Tax-Exempt Income Fund and/or Tax-Free Bond Fund between December 31, 1995 and the Closing Date (defined below).

EXAMPLE

The following example illustrates the expenses you would pay on a $1,000 investment under the existing fees for Class A and Class B shares of each of Tax-Exempt Income Fund and Tax-Free Bond Fund and under the pro forma fees if the Reorganization had occurred on December 31, 1995. The example assumes (1) a 5% annual return and (2) redemption at the end of each time period.



                CLASS A       CLASS B     CLASS A    CLASS B
                SHARES        SHARES       SHARES     SHARES    PRO FORMA   PRO FORMA
              TAX-EXEMPT    TAX-EXEMPT    TAX-FREE   TAX-FREE    CLASS A     CLASS B
              INCOME FUND   INCOME FUND     BOND       BOND      SHARES      SHARES
              -----------   -----------   --------   --------   ---------   ---------
1 year......     $  55         $  68        $ 53       $ 66       $  53       $  66
3 years.....        77            85          71         80          71          80
5 years.....       100           115          90        107          90         107
10 years....       167           188         145        170         145         170


Assuming there is no redemption at the end of each time period, the expenses you would pay on the same investment would be as follows:


                                            CLASS B      CLASS B
                                            SHARES       SHARES     PRO FORMA
                                          TAX-EXEMPT    TAX-FREE     CLASS B
                                          INCOME FUND   BOND FUND    SHARES
                                          -----------   ---------   ---------
1 year..................................     $  18        $  16       $  16
3 years.................................        55           50          50
5 years.................................        95           87          87
10 years................................       188          170         170


The purpose of this example and the tables set forth above is to help you understand the various costs and expenses of investing in each of the Funds and what the costs would be had the Reorganization already occurred. The example above should not be considered a representation of future expenses of the Funds or of Tax-Free Bond Fund after the Reorganization. Actual expenses may vary from year to year and may be higher or lower than those shown above.

THE FUNDS' INVESTMENT ADVISER

John Hancock Advisers, Inc. acts as investment adviser to both Tax-Exempt Income Fund and Tax-Free Bond Fund.

BUSINESS OF TAX-EXEMPT INCOME FUND

Tax-Exempt Income Fund is a diversified open-end management investment company organized as a Massachusetts business trust in 1976. As of December 31, 1995, Tax-Exempt Income Fund's net assets were $504,377,839.

All investment decisions for Tax-Exempt Income Fund are made by Mr. Thomas C. Goggins, the Fund's portfolio manager. Mr. Goggins will continue to make all investment decisions for the Fund until the Reorganization.

BUSINESS OF TAX-FREE BOND FUND

Tax-Free Bond Fund is a diversified open-end management investment company organized as a Massachusetts business trust in 1989. As of December 31, 1995, Tax-Free Bond Fund's net assets were $195,621,071.

Mr. Thomas C. Goggins is Senior Vice President of the Adviser and portfolio manager of the Fund. Mr. Goggins heads up the Adviser's team of municipal managers and analysts.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF TAX-EXEMPT INCOME FUND AND TAX-FREE BOND FUND

Tax-Exempt Income Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board of Trustees without shareholder approval. Tax-Free Bond Fund's investment objective is fundamental and may not be changed without shareholder approval.

In considering whether to approve the Reorganization, you should consider any differences between the two Funds' investment policies. For a discussion of the risks associated with an investment in the Funds, see "Risk Factors and Special Considerations."

                  TAX-EXEMPT INCOME FUND            TAX-FREE BOND FUND
                -----------------------------   ---------------------------
Investment      The Fund seeks to provide       The Fund seeks to obtain as
  Objective:    as high a level of dividend     high a level of interest
                income exempt from Federal      income exempt from federal
                income tax as is consistent     income taxes as is
                with preservation of            consistent with
                capital and the Fund's          preservation of capital.
                requirements for liquidity.

Primary         The types of securities in      The types of securities in
  Investments:  which the Fund may invest       which the Fund may invest
                include:                        include:

                (1) municipal bonds and         (1) municipal bonds, notes
                    other securities                and commercial paper,
                    (including certain              the interest on which
                    industrial development          is exempt from Federal
                    or private activity             income taxes, including
                    bonds) the interest on          debt obligations issued
                    which is, at the time of        by or on behalf of the
                    issue, excludable from          states, territories and
                    gross income for Federal        possessions of the
                    income tax purposes             United States, the
                    ("Tax-Exempt Bonds") and        District of Columbia
                    short-term municipal debt       and the political
                    instruments ("Short-Term        subdivisions, agencies
                    Municipals"); and               or instrumentalities of
                                                    the foregoing
                                                    ("Municipal
                                                    Obligations"); and

                  TAX-EXEMPT INCOME FUND           TAX-FREE BOND FUND
                ---------------------------    ---------------------------


                (2) cash, receivables and      (2) pending investment in
                    short-term taxable             Municipal Obligations
                    investments such as (a)        and to meet redemption
                    U.S. Treasury                  requests, private
                    obligations, (b)               activity bonds (the
                    obligations of agencies        interest on which may
                    and instrumentalities          be treated as a tax
                    of the U.S. Government         preference item under
                    and (c) money market           the Federal alternative
                    instruments                    minimum tax) and in
                    ("Short-Term Taxable           taxable money market
                    Investments).                  securities including
                                                   (a) obligations issued
                                                   or guaranteed by the
                                                   U.S. Government, its
                                                   agencies,
                                                   instrumentalities or
                                                   authorities, (b)
                                                   corporate debt
                                                   securities, (c)
                                                   commercial paper, (d)
                                                   certificates of deposit
                                                   of domestic banks with
                                                   assets of $1 billion or
                                                   more, and (e)
                                                   repurchase agreements
                                                   secured by U.S.
                                                   Government securities
                                                   ("Taxable Securities").

Investment      (1) At least 85% of the        (1) At least 80% of the
  Policies:         Fund's total assets will       Fund's total assets will be
                    consist of Tax-Exempt          invested in Municipal
                    Bonds, the interest on         Obligations;
                    which is not treated as
                    a tax preference item
                    under the Federal
                    alternative minimum
                    tax;

                (2) At least 65% of the        (2) At least 65% of the
                    Fund's investments in Tax-     Fund's total assets will
                    Exempt Bonds and in            normally be invested in
                    Short-Term Municipals          municipal bonds rated
                    will be rated in the           at least investment
                    three highest ratings          grade by an NRSRO or,
                    by a nationally                if unrated, determined
                    recognized statistical         by the Adviser to be of
                    rating organization            comparable quality;
                    ("NRSRO");

                  TAX-EXEMPT INCOME FUND         TAX-FREE BOND FUND
                ---------------------------  ---------------------------


                (3) No more than 15% of the  (3) No more than 20% of the
                    Fund's total assets          Fund's total assets
                    will consist of              will be invested in
                    Short-Term Taxable           Taxable Securities
                    investments; and no          except that, for
                    more than 25% of the         temporary defensive
                    Fund's total assets          purposes, up to 100% of
                    will be invested in          the Fund's total assets
                    Short-Term Municipals.       may be invested in
                                                 taxable money market
                                                 certificates rated in
                                                 the three highest
                                                 ratings by an NRSRO or,
                                                 if unrated, determined
                                                 by the Adviser to be of
                                                 comparable quality.
                (4) Up to 35% of the Fund's  (4) Up to 35% of the Fund's
                    total assets may be          total assets may be
                    invested in Tax-Exempt       invested in municipal
                    Bonds rated B or better      bonds and notes rated B
                    by an NRSRO and up to        or better by an NRSRO
                    20% of the Fund's            or, if unrated,
                    assets may be invested       determined by the
                    in unrated long-term         Adviser to be of
                    Tax-Exempt Bonds             comparable quality.
                    determined by the
                    Adviser to be of
                    comparable quality to
                    the ratings described
                    above.
                (5) No corresponding         (5) No more than 25% of the
                    requirement.                 Fund's total assets may
                                                 be invested in
                                                 industrial development
                                                 or pollution control
                                                 bonds which are
                                                 dependent, directly or
                                                 indirectly, on the
                                                 revenues or credit of
                                                 private entities in any
                                                 one industry.
                (6) The Fund's average       (6) There is no limit on
                    portfolio maturity           the Fund's average
                    ranges from 20 to 25         portfolio maturity.
                    years.

                  TAX-EXEMPT INCOME FUND         TAX-FREE BOND FUND
                ---------------------------  ---------------------------
Investment      The investment restrictions applicable to Tax-Free Bond
 Restrictions:  Fund are substantially similar to or more restrictive than those of Tax- Exempt Income Fund, except as noted
                below:
                (1) The Fund may not borrow  (1) The Fund may not borrow
                    money, except from           money, except from
                    banks as a temporary         banks as a temporary or
                    measure and not to           emergency measure and
                    exceed 5% of the Fund's      not to exceed 15% of
                    total assets.                the Fund's total
                                                 assets.
                (2) The Fund may not         (2) The Fund may not invest
                    purchase restricted          more than 10% of its
                    securities.                  assets in restricted
                                                 securities.
Other           The Fund may invest up to    The Fund may purchase tax-
  Investments:  5% of its assets in          exempt participation
                certificates of              interests and municipal
                participation in municipal   lease obligations, lend its
                lease obligations, lend      portfolio securities, enter
                portfolio securities, enter  into repurchase agreements,
                into repurchase agreements,  purchase restricted and
                purchase securities on a     illiquid securities,
                forward commitment or when-  purchase securities on a
                issued basis, buy and sell   when-issued or forward
                municipal bond index         commitment basis, buy and
                futures contracts, interest  sell call and put options
                rate futures contracts and   on debt securities in which
                related options, invest in   it may invest and on
                variable rate and floating   indices composed of debt
                rate obligations and engage  securities in which it may
                in short-term trading.       invest, take straddle
                                             positions, buy and sell
                                             interest rate and municipal
                                             bond index futures
                                             contracts and options on
                                             such contracts, and invest
                                             in variable and floating
                                             rate instruments.

FORM OF ORGANIZATION

Tax-Exempt Income Fund is a Massachusetts business trust organized in 1976. Tax-Free Bond Fund is a Massachusetts business trust organized in 1989. Both Funds have authorized and outstanding Class A and Class B shares. After the Reorganization, Tax-Exempt Income Fund's Class A and Class B shareholders will become Class A and Class B shareholders, respectively, of Tax-Free Bond Fund and therefore will become subject to Tax-Free Bond Fund's Declaration of Trust ("Declaration of Trust"). Although there are some differences between the provisions applicable to each Fund, the only material differences in shareholder rights are as follows: (i) the Trustees of Tax-Exempt Income Fund have a greater ability to amend the Fund's Declaration of Trust without shareholder approval than do the Trustees of Tax-Free Bond Fund, although the Trustees in both cases are subject to similar limitations, and (ii) Tax-Exempt Income Fund's

Declaration of Trust requires the affirmative vote of a higher percentage of shareholders to approve a merger, consolidation or sale of all or substantially all of the assets of the Fund or to approve the termination of the Fund than does the Declaration of Trust of Tax-Free Bond Fund.

Each share of a class of each Fund represents an equal proportionate interest in the assets belonging to that Fund. The shares of each Fund's classes represent an interest in the same portfolio of investments of that Fund that are allocated to that class. Except as stated below, each Fund's classes have equal rights as to voting, redemption, dividends and liquidation. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to that class. Shareholders of each Fund's classes have exclusive voting rights with respect to the Rule 12b-1 distribution plan relating to their respective class of shares.

SALES CHARGES AND DISTRIBUTION AND SERVICES FEES

Sales Charges. Both Funds impose an initial sales charge on Class A shares as described above in the table under the caption "The Funds' Expenses." An initial sales charge does not apply to Class A shares acquired through the reinvestment of dividends from net investment income or capital gain distributions.

Tax-Free Bond Fund Class A Shares acquired by Tax-Exempt Income Fund's Class A shareholders pursuant to the Reorganization will not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") at the time of the Reorganization but will remain subject to any applicable CDSC upon redemption of those shares.


Tax-Free Bond Fund and Tax-Exempt Income Fund do not impose an initial sales charge on Class B shares. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, Class B shareholders will not be assessed a CDSC on an increase in account value above the initial purchase price. In addition, Class B shareholders will not be assessed a CDSC on shares derived from reinvested dividends. The amount of the CDSC, if any, will vary depending on the number of years from the time the Class B shares were purchased until the time they are redeemed, as follows:


YEAR IN WHICH CLASS B                                     THE CDSC AS A PERCENTAGE
   SHARES REDEEMED                                            OF DOLLAR AMOUNT
 FOLLOWING PURCHASE                                           SUBJECT TO CDSC
---------------------                                     ------------------------
      First...............................................          5.0%
      Second..............................................          4.0%
      Third...............................................          3.0%
      Fourth..............................................          3.0%
      Fifth...............................................          2.0%
      Sixth...............................................          1.0%
      Seventh and thereafter..............................          None

Class B shares of Tax-Free Bond Fund acquired by Tax-Exempt Income Fund's Class B shareholders pursuant to the Reorganization will not be subject to any CDSC at the time of the Reorganization, but will remain subject to any CDSC applicable upon redemption of these shares. For purposes of computing the

CDSC payable upon redemption of Class B shares of Tax-Free Bond Fund acquired pursuant to the Reorganization and the schedule for automatic conversion of Class B shares into Class A shares, the holding period of the Tax-Exempt Income Fund Class B shares will be added to that of the Tax-Free Bond Fund Class B shares acquired in the Reorganization.


Distribution and Service Fees. Both Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under these plans, each Fund may pay fees to John Hancock Funds, Inc. ("John Hancock Funds") to reimburse distribution and service expenses incurred in connection with the Funds' shares. With respect to Tax-Exempt Income Fund Class A shares, these fees are payable at an annual rate of up to 0.30% of the average daily net assets of the Fund attributable to Class A shares. With respect to Tax-Free Bond Fund Class A shares, these fees are payable at an annual rate of up to 0.15% of the average daily net assets of the Fund attributable to Class A shares. Of the fee payable by each Fund, up to 0.25% and 0.15%, respectively, of the net assets of Tax-Exempt Income Fund and Tax-Free Bond Fund attributable to Class A shares may be used for service expenses and any remainder for distribution expenses. The fee with respect to Tax-Free Bond Fund Class A shares will increase to 0.25% on or after December 23, 1996 if the shareholders of Tax-Free Bond Fund approve the increase at a June 1996 special meeting of those shareholders.



In addition, under the plans, each Fund may pay fees to John Hancock Funds to reimburse it for distribution and service expenses incurred in connection with Class B shares. With respect to Tax-Exempt Income Fund's Class B shares, these fees are payable at an annual rate of up to 1.00% of the average daily net assets of the Fund attributable to Class B shares. With respect to Tax-Free Bond Fund Class B shares, these fees are also payable at an annual rate of up to 1.00% of the average daily net assets of the Fund attributable to Class B shares; however, the Fund and John Hancock Funds have agreed to limit the payment of expenses pursuant to the Tax-Free Bond Fund's Class B plan to 0.90%. Of the fee payable by each Fund, up to 0.25% of the net assets of each Fund attributable to Class B shares may be used for service expenses and the remainder for distribution expenses. Tax-Free Bond Fund's agreement with John Hancock Funds to limit the payment of Class B Rule 12b-1 fees to 0.90% will terminate on or after December 23, 1996, after which the fee with respect to Tax-Free Bond Fund Class B shares will increase to 1.00%.


PURCHASES AND EXCHANGES

Shares of each Fund may be purchased through certain broker-dealers and through John Hancock Funds at the public offering price, which is based on the next determined net asset value per share, plus any applicable sales charge. The minimum initial investment in shares of each Fund is $1,000 ($250 for group investments and, with respect to Tax-Free Bond Fund, retirement plans). In anticipation of the Reorganization, after the Record Date, no new accounts may be opened in Tax-Exempt Income Fund. Existing shareholders of Tax-Exempt Income Fund may continue to acquire shares of the Fund after the Record Date by direct purchase, through a monthly automatic accumulation plan or through the reinvestment of dividends and distributions.

Shareholders of each Fund may exchange their shares at net asset value for shares of the same class, if applicable, of other John Hancock funds. For this purpose, the shares of John Hancock funds with only one class of shares are treated as Class A shares whether or not they have been so designated. Shares of any fund acquired by exchange that are subject to a CDSC will incur the CDSC upon redemption. The rate of this charge will be the rate in effect for the exchanged shares at the time of the exchange (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). The exchange privilege is available only in states where the exchange can be made legally.

MANAGEMENT FEES

Tax-Exempt Income Fund pays management fees to the Adviser as follows:

                      NET ASSET VALUE                        ANNUAL RATE
-----------------------------------------------------------  -----------
First $500,000,000.........................................   0.55%
Next $500,000,000..........................................   0.50%
Amount over $1,000,000,000.................................   0.45%

During the fiscal year ended December 31, 1995, Tax-Exempt Income Fund paid investment management fees of $2,683,990 to the Adviser.


Tax-Free Bond Fund pays management fees to the Adviser at a rate equal to 0.55% of the Fund's average daily net asset value. During the fiscal year ended December 31, 1995, Tax-Free Bond Fund paid investment management fees of $1,048,120 to the Adviser.


DISTRIBUTION PROCEDURES

It is the policy of both Funds to declare dividends daily and to pay dividends monthly from net investment income. Each Fund also distributes annually all of its other taxable income, including any net short-term and long-term capital gains it has realized. Tax-Exempt Income Fund will make, immediately prior to the Closing Date (as defined below), a distribution of any net income and net realized capital gains it has not yet distributed.

REINVESTMENT OPTIONS

Unless an election is made to receive cash, the shareholders of both Funds automatically reinvest all of their respective dividends and capital gain distributions in additional shares of the same class of the same Fund. These reinvestments are made at the net asset value per share and are not subject to any sales charge.

REDEMPTION PROCEDURES

Shares of both Funds may be redeemed on any business day at a price equal to the net asset value of the shares next determined after receipt of a redemption request in good order, less any applicable CDSC. Alternatively, shareholders of both Funds may sell their shares through securities dealers, who may charge a fee. Redemptions and repurchases of Class B shares and certain Class A shares of each Fund are subject to the applicable CDSC, if any. Class A and Class B shares of Tax-Exempt Income Fund may be redeemed up to and including the Closing Date (as defined below).

REORGANIZATION

Effect of the Reorganization. Pursuant to the terms of the Agreement, the proposed Reorganization will consist of the acquisition by Tax-Free Bond Fund of all the assets of Tax-Exempt Income Fund in exchange solely for (i) the assumption by Tax-Free Bond Fund of all the liabilities of Tax-Exempt Income Fund and (ii) the issuance of Tax-Free Bond Fund Class A and Class B Shares equal to the value of these assets, less the amount of these liabilities, to Tax-Exempt Income Fund. As part of the liquidation process, Tax-Exempt Income Fund will immediately distribute to its shareholders these Tax-Free Bond Fund Shares in exchange for their shares of Tax-Exempt Income Fund. Consequently, Class A shareholders of Tax-Exempt Income Fund will become Class A shareholders of Tax-Free Bond Fund and Class B shareholders of Tax-Exempt Income Fund will become Class B shareholders of Tax-Free Bond Fund. After completion of the Reorganization, the existence of Tax-Exempt Income Fund will be terminated.

The Reorganization will become effective as of 5:00 p.m. on the closing date, scheduled for May 3, 1996, or another date on or before December 31, 1996 as authorized representatives of the Funds may agree (the "Closing Date"). The Tax-Free Bond Fund Class A shares issued to Tax-Exempt Income Fund for distribution to Tax-Exempt Income Fund's Class A shareholders will have an aggregate net asset value equal to the aggregate net asset value of Tax-Exempt Income Fund's Class A shares. Similarly, the Tax-Free Bond Fund Class B shares issued to Tax-Exempt Income Fund for distribution to Tax-Exempt Income Fund's Class B shareholders will have an aggregate net asset value equal to the aggregate net asset value of Tax-Exempt Income Fund's Class B shares. For purposes of the Reorganization, the Funds' respective asset values will be determined as of the close of business (4:00 p.m. Eastern Time) on the Closing Date.


The Board of Trustees of Tax-Exempt Income Fund, including the trustees who are not "interested persons" of either Fund or the Adviser (the "Independent Trustees"), approved the Reorganization, and determined that it was in the best interests of Tax-Exempt Income Fund and that the interests of Tax-Exempt Income Fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Tax-Free Bond Fund, including the Trustees who are not "interested persons" of either Fund or the Adviser, approved the Reorganization, and determined that it was in the best interests of Tax-Free Bond Fund and that the interests of Tax-Free Bond Fund's shareholders would not be diluted as a result of the Reorganization.


Tax Considerations. The consummation of the Reorganization is subject to the receipt of an opinion of Hale and Dorr, counsel to the Funds, satisfactory to each Fund, which will provide generally (as more specifically set forth in the Agreement) that with respect to the transfers and exchanges comprising the
Reorganization:


(a) The acquisition by Tax-Free Bond Fund of all of the assets of Tax-Exempt Income Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the

"Code"), and Tax-Exempt Income Fund and Tax-Free Bond Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;



(b) no gain or loss will be recognized by Tax-Exempt Income Fund upon (i) the transfer of all of its assets to Tax-Free Bond Fund and (ii) the distribution by Tax-Exempt Income Fund of the Tax-Free Bond Fund Shares to the shareholders of Tax-Exempt Income Fund;


(c) no gain or loss will be recognized by Tax-Free Bond Fund upon the receipt of Tax-Exempt Income Fund's assets;

(d) the basis of the assets of Tax-Exempt Income Fund acquired by Tax-Free Bond Fund will remain the same as immediately prior to the transfer;

(e) the tax holding period of the assets of Tax-Exempt Income Fund in the hands of Tax-Free Bond Fund will include Tax-Exempt Income Fund's tax holding period for those assets;

(f) the shareholders of Tax-Exempt Income Fund will not recognize gain or loss upon the exchange of their shares of Tax-Exempt Income Fund solely for Tax-Free Bond Fund Shares in the Reorganization;

(g) the basis of the Tax-Free Bond Fund Shares received by Tax-Exempt Income Fund shareholders in the Reorganization will be the same; and

(h) the tax holding period of the Tax-Free Bond Fund Shares received by Tax-Exempt Income Fund shareholders will include the tax holding period of Tax-Exempt Income Fund shares that were held as capital assets.

THE MEETING

Time, Place and Date. The Meeting will be held on Thursday, May 2, 1996, at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Boston time.

RECORD DATE

The Record Date for determining shareholders entitled to notice of and to vote at the Meeting is March 6, 1996.

VOTE REQUIRED

Approval of the Agreement by the shareholders of Tax-Exempt Income Fund requires the affirmative vote of a majority of the shares of Tax-Exempt Income Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Tax-Exempt Income Fund means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund ("Majority Shareholder Vote"). The Reorganization does not require the approval of Tax-Free Bond Fund's shareholders. See "Proposal to Approve the Agreement and Plan of Reorganization -- Voting Rights and Required Vote."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

Please see the Tax-Free Bond Fund Prospectus and the Tax-Exempt Income Fund Prospectus for a more complete description of each Fund's investment objectives and policies, as well as their risk factors. In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds' investment objectives, policies and risk factors.

The investment objectives and policies of the Funds are substantially similar. For this reason, the risks associated with an investment in the Funds are substantially similar. Each Fund invests primarily in municipal bonds and other securities whose interest is exempt from Federal income taxes. Under normal circumstances, at least 80% of Tax-Free Bond Fund's total assets will be invested in these securities and 85% of Tax-Exempt Income Fund's total assets will be invested in these securities.


Tax-Exempt Income Fund may invest up to 35% of its total assets in municipal securities and Tax-Free Bond Fund may invest up to 35% of its total assets in municipal bonds and notes rated B or better by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Bonds and notes which are rated B or determined to be of comparable quality are considered speculative and are commonly called "junk bonds." While generally providing greater income than investments in higher quality securities, these investments involve greater risk of principal and income loss, including the possibility of default. These investments may have greater price volatility, especially during periods of economic uncertainty or changes. Bonds and notes rated B are currently meeting debt service requirements but provide a limited margin of safety and are vulnerable to default in the event of adverse business, financial or economic conditions. In addition, the market for these bonds may be less liquid than the market for higher rated securities. Therefore, the Adviser's judgment at times plays a greater role in the performance and valuation of investments in these securities.


Up to 20% of Tax-Free Bond Fund's total assets may be invested in securities that are taxable, while only up to 15% of Tax-Exempt Income Fund's total assets may be so invested.

There is no limit on Tax-Free Bond Fund's average portfolio maturity. Tax-Exempt Income Fund's average portfolio maturity ranges from 20 to 25 years. Generally, the longer the average portfolio maturity, the greater will be the impact of interest rate fluctuations on the value of that Fund's assets and net asset value per share.


Tax-Free Bond Fund may buy and sell covered call and put options on debt securities in which it may invest, and on indices composed of debt securities in which it may invest. The Fund may also sell straddles, which are combinations of put and call options on the same security. The Fund may make these investments to hedge its exposure to changing interest rates and security prices. Options are derivative instruments and may involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options may lower the Fund's return. If option prices are not correctly correlated with the Fund's other investments or if the Fund is not able to close out its positions, the Fund may experience losses. Also, options do not pay interest but may produce taxable gains or losses. Tax-Exempt Income Fund may not invest in those options or straddles but may buy and sell municipal bond index futures contracts, interest rate futures contracts and related options to hedge against changes in securities prices or interest rates or for speculative purposes. Tax-Exempt Income

Fund may not engage in a futures or options transaction for speculative purposes if the sum of initial margin deposits exceeds 5% of the Fund's net assets.


                       INFORMATION CONCERNING THE MEETING

SOLICITATION, REVOCATION AND USE OF PROXIES

The presence at the meeting of a majority of Tax-Exempt Income Fund's outstanding shares entitled to vote will be considered a quorum for the transaction of business. A Tax-Exempt Income Fund shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised, by filing a written notice of revocation with Tax-Exempt Income Fund's transfer agent, Investor Services, P.O. Box 9116, Boston, Massachusetts 02205-9116, or by returning a duly executed proxy with a later date before the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and wishes to vote in person may revoke his or her proxy by notifying the Secretary of Tax-Exempt Income Fund (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of the shares of Tax-Exempt Income Fund, represented in person or by proxy, at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the Reorganization, the persons named as proxies will vote those proxies in favor of the Reorganization in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

In addition to the solicitation of proxies by mail or in person, Tax-Exempt Income Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the Adviser or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. The Fund has not sought to obtain an opinion of counsel on this matter and is unaware of any challenge at this time. A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

OUTSTANDING SHARES AND COMMON STOCK


At the close of business on March 6, 1996, 44,660,695.412 Class A and 919,370.542 Class B shares of beneficial interest of Tax-Exempt Income Fund were outstanding and entitled to vote. Only Tax-Exempt Income Fund shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting. As of the Record Date, 11,948,222.814 Class A and 7,440,231.822 Class B shares of beneficial interest of Tax-Free Bond Fund were outstanding.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF
TAX-EXEMPT INCOME FUND AND TAX-FREE BOND FUND


To the knowledge of Tax-Exempt Income Fund, as of February 15, 1996, no person owned of record or beneficially 5% or more of the outstanding Class A or Class B shares of beneficial interest of the Fund.



To the knowledge of Tax-Free Bond Fund, as of February 15, 1996, no person owned of record or beneficially 5% or more of the outstanding Class A shares of beneficial interest of Tax-Free Bond Fund.



To the knowledge of Tax-Free Bond Fund, as of February 15, 1996, the following person owned of record or beneficially 5% or more of the outstanding Class B shares of beneficial interest of Tax-Free Bond Fund: Merrill Lynch Pierce Fenner & Smith Inc., Trade House Account -- Book Entry, Team-B, 3rd Floor, 4800 Deerlake Drive East, Jacksonville, Florida 32246-6484 (924,141 shares (12.42%)).



As of March 6, 1996, the Trustees and officers of Tax-Exempt Income Fund, as a group, owned in the aggregate less than 1% of the outstanding Class A and Class B shares of beneficial interest of Tax-Exempt Income Fund. As of March 6, 1996, the Trustees and officers of Tax-Free Bond Fund, as a group, owned in the aggregate less than 1% of the outstanding Class A and Class B shares of beneficial interest of Tax-Free Bond Fund.


                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

GENERAL


The shareholders of Tax-Exempt Income Fund are being asked to approve the Agreement, a copy of which is attached as EXHIBIT B. The Reorganization will consist of: (a) the transfer of all of Tax-Exempt Income Fund's assets to Tax-Free Bond Fund, in exchange solely for the issuance of Tax-Free Bond Fund Shares to Tax-Exempt Income Fund and the assumption of Tax-Exempt Income Fund's liabilities by Tax-Free Bond Fund, (b) the subsequent distribution by Tax-Exempt Income Fund, as part of its liquidation, of the Tax-Free Bond Fund Shares to Tax-Exempt Income Fund's shareholders and (c) the termination of Tax-Exempt Income Fund's existence. The Tax-Free Bond Fund Class A shares issued upon the consummation of the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the assets attributable to Tax-Exempt Income Fund's Class A shares, less liabilities attributable to Tax-

Exempt Income Fund's Class A shares. Similarly, the Tax-Free Bond Fund Class B shares issued upon the consummation of the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the assets attributable to Tax-Exempt Income Fund's Class B shares, less liabilities attributable to Tax-Exempt Income Fund's Class B shares. As noted above, the asset values of Tax-Exempt Income Fund and Tax-Free Bond Fund will be determined at the close of business (4:00 p.m. Eastern Time) on the Closing Date for purposes of the Reorganization. See "Description of Agreement" below.

Pursuant to the Agreement, Tax-Exempt Income Fund will liquidate and distribute the Tax-Free Bond Fund Shares received, as described above, pro rata to the shareholders of record of each class determined as of the close of regular trading on the New York Stock Exchange on the Closing Date. The result of the transfer of assets will be that Tax-Free Bond Fund will add to its portfolio the net assets of Tax-Exempt Income Fund. Class A shareholders of Tax-Exempt Income Fund will become Class A shareholders of Tax-Free Bond Fund, and Class B shareholders of Tax-Exempt Income Fund will become Class B shareholders of Tax-Free Bond Fund.


The Agreement and the Reorganization were approved by the Board of Trustees of Tax-Exempt Income Fund at a meeting held on December 11, 1995. The Agreement and the Reorganization were approved by the Board of Trustees of Tax-Free Bond Fund at a meeting held on November 28, 1995. In connection with their approval of the Reorganization, the Board of Trustees considered several matters described in greater detail below.


REASONS FOR THE PROPOSED REORGANIZATION

The Board of Trustees of Tax-Exempt Income Fund believes that the proposed Reorganization will be advantageous to the shareholders of Tax-Exempt Income Fund in several respects. The Board of Trustees considered the following matters, among others, in approving the Proposal.

First, the Board of Trustees believes that it is not advantageous to operate and market Tax-Exempt Income Fund separately from Tax-Free Bond Fund because their investment objectives and policies are substantially similar. By being offered simultaneously, each Fund hinders the other Fund's potential for asset growth.

Second, the Board of Trustees considered that shareholders may be better served by a fund offering greater diversification. To the extent that the Funds' assets are combined into a single portfolio and a larger asset base is created as a result of the Reorganization, greater diversification of Tax-Free Bond Fund's investment portfolio can be achieved than is currently possible in either Fund. Greater diversification is expected to be beneficial to shareholders of both Funds because it may reduce the negative effect which the adverse performance of any one security may have on the performance of the entire portfolio.


Third, the Board of Trustees considered the fact that Tax-Free Bond Fund is subject to a higher management fee rate than Tax-Exempt Income Fund. The Board of Trustees also considered, however, the fact that Tax-Exempt Income Fund shareholders will benefit from the Adviser's agreement not to impose a portion of the management fee owed by Tax-Free Bond Fund until December 23, 1996, or later. The Board of Trustees also considered the proposal by the Adviser to reduce its management fee rate for the Tax-Free Bond Fund if the

Reorganization is approved by Tax-Exempt Income Fund's shareholders to the same rate currently applicable to Tax-Exempt Income Fund as of the Closing Date. The Board of Trustees believes that the decrease in management fee rate will not result in Tax-Free Bond Fund receiving lower quality of services from the Adviser. The Adviser believes that the merger may result in a lower overall management fee rate for the current fiscal year.



Fourth, the Board of Trustees considered the fact that after the Reorganization the assets of Tax-Free Bond Fund attributable to Tax-Exempt Income Fund will immediately be subject to a Class A Rule 12b-1 fee of 0.15% of average net assets attributable to Class A shares. The shareholders of Tax-Free Bond Fund will, at their special meeting in June 1996, consider a proposal by John Hancock Funds to increase the Fund's Class A Rule 12b-1 fee from its current rate of 0.15% to 0.25%, yet this increased fee, if approved, is lower than Tax-Exempt Income Fund's current Class A Rule 12b-1 fee of 0.30%. Furthermore, the increase will not take effect until December 23, 1996 or later. In addition, the Board of Trustees of Tax-Exempt Income Fund considered the fact that after the Reorganization the assets of Tax-Free Bond Fund attributable to Tax-Exempt Income Fund will immediately be subject to a Class B Rule 12b-1 fee of 0.90% of average net assets attributable to Class B shares. On December 23, 1996 or later, John Hancock Funds' and the Fund's agreement to limit the Class B Rule 12b-1 fee to 0.90% will terminate. As a result, the Class B Rule 12b-1 fee will increase to 1.00%, which is the same Class B Rule 12b-1 fee currently paid by Tax-Exempt Income Fund.


Fifth, the Board of Trustees believes that the Tax-Free Bond Fund Shares received in the Reorganization will provide existing Tax-Exempt Income Fund shareholders with substantially the same investment advantages that they currently enjoy at a comparable level of risk. The Board of Trustees also considered the performance history of each Fund.


Sixth, a combined fund offers economies of scale that may have a positive effect on the expenses currently borne by Tax-Exempt Income Fund, and hence, indirectly, its shareholders. Both Funds incur substantial costs for accounting, legal, insurance, and custodial and administrative services. The Board of Trustees expects that the Reorganization may result in a decrease over time in the expenses currently borne indirectly by Tax-Exempt Income Fund's shareholders. The Board of Trustees also considered the fact that immediately following the Reorganization, all shareholders will benefit from lower total Fund operating expenses. Although the agreements by the Adviser and John Hancock Funds not to impose a portion of the fees to which they are entitled will expire on or after December 23, 1996, no shareholder will pay higher total Fund operating expenses as a result of the Reorganization. See expense information in "Summary -- the Funds' Expenses."



The Board of Trustees considered the fact that, from the perspective of Tax-Free Bond Fund, the Reorganization presents an opportunity to acquire assets without the obligation to pay commissions or other similar costs that are normally associated with the purchase of securities. This opportunity provides an economic benefit to Tax-Free Bond Fund and its shareholders.


The Board of Trustees also considered the fact that the Adviser and John Hancock Funds will receive certain benefits from the Reorganization. The consolidated portfolio management effort might result in time savings for the Adviser and the preparation of fewer prospectuses, reports and regulatory filings. The Trustees, however, believe that this consideration will not amount to a significant economic benefit.

CAPITAL LOSS CARRYOVERS

As of December 31, 1995, Tax-Exempt Income Fund had capital loss carryovers, as determined for federal income tax purposes, in the aggregate amount of approximately $8,110,320, of which $2,374,664 expires on December 31, 2002, and $5,735,656 expires on December 31, 2003. If the Reorganization does not occur, Tax-Exempt Income Fund may use these capital loss carryovers to offset any net capital gain, which would reduce the amount of net capital gain Tax-Exempt Income Fund would be required to distribute to its shareholders in order to avoid fund level income and/or excise taxes on undistributed capital gain.

If the Reorganization is consummated, Tax-Free Bond Fund will succeed to and take into account Tax-Exempt Income Fund's capital loss carryovers and will be able to use such carryovers, along with any carryovers it may have, to offset any net capital gain, subject to certain limitations under the Code that may be applicable because of the Reorganization and certain other changes in the past or future share ownership of Tax-Free Bond Fund. These limitations could result in the expiration of all or portions of such carryovers before they are fully used.

UNREIMBURSED DISTRIBUTION AND SHAREHOLDER SERVICE EXPENSES


The Board of Trustees has determined that, if the Reorganization is consummated, distribution and shareholder service expenses incurred in connection with shares of Tax-Exempt Income Fund, and not reimbursed under Tax-Exempt Income Fund's Rule 12b-1 Plans or through CDSCs, will be reimbursable expenses under Tax-Free Bond Fund's Rule 12b-1 Plans (the "assumption"). However, the maximum aggregate amounts payable during any fiscal year under Tax-Free Bond Fund's Rule 12b-1 Plans (0.15% of average daily net assets attributable to Class A shares (0.25% if approved by Tax-Free Bond Fund's shareholders) and 1.00% of average daily net assets attributable to Class B shares) will not be affected by the assumption.


With respect to Tax-Free Bond Fund's Class A and Class B shares, the percentage of net assets on a pro forma combined basis that the unreimbursed expenses represent will decrease as a result of the Reorganization and the assumption. As of December 31, 1995 the unreimbursed distribution and shareholder service expenses of Tax-Free Bond Fund attributable to Class A and Class B shares were $105,329 (.09%) of Tax-Free Bond Fund's net assets attributable to Class A shares and $3,009,952 (3.96%) of Tax-Free Bond Fund's net assets attributable to Class B shares, respectively. As of the same date, the unreimbursed distribution and shareholder service expenses of Tax-Exempt Income Fund attributable to Class A and Class B shares were $495,815 (.01%) attributable to Class A shares and $298,337 (3.52%) of Tax-Exempt Income Fund's net assets attributable to Class B shares, respectively.

After the Reorganization on a pro forma combined basis, the unreimbursed distribution and shareholder service expenses of Tax-Free Bond Fund attributable to Class A and Class B shares will be $601,144 (0.01% of Tax-Free Bond Fund's pro forma net assets attributable to Class A shares) and $3,299,889 (3.92% of Tax-Free Bond Fund's pro forma net assets attributable to Class B shares), respectively.


The assumption will have no immediate effect upon the payments made under Tax-Free Bond Fund's Rule 12b-1 Plans. While John Hancock Funds hopes to recover unreimbursed distribution and shareholder service expenses over an extended period of time, Tax-Free Bond Fund is not obligated to assure that these amounts are recouped by John Hancock Funds.

Unreimbursed distribution and shareholder service expenses do not currently appear as an expense or liability in the financial statements of either Fund, nor will they appear in the financial statements of Tax-Free Bond Fund after the Reorganization until paid or accrued. Even in the event of termination or noncontinuance of Tax-Free Bond Fund's Rule 12b-1 Plans, Tax-Free Bond Fund is not legally committed, and is not required to commit, to the payment of any unreimbursed distribution and shareholder service expenses. For this reason, unreimbursed expenses do not enter into the calculation of a Fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this Proxy Statement.

BOARDS' EVALUATION AND RECOMMENDATION


On the basis of the factors described above and other factors, the Board of Trustees, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of Tax-Exempt Income Fund and that the interests of Tax-Exempt Income Fund's shareholders will not be diluted as a result of the Reorganization. On the same basis, the Board of Trustees of Tax-Free Bond Fund, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of Tax-Free Bond Fund and that the interests of Tax-Free Bond Fund's shareholders will not be diluted as a result of the Reorganization.


THE TRUSTEES OF JOHN HANCOCK TAX-EXEMPT INCOME FUND RECOMMEND THAT THE SHAREHOLDERS OF JOHN HANCOCK TAX-EXEMPT INCOME FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

DESCRIPTION OF AGREEMENT

The following description of the Agreement is a summary, does not purport to be complete, and is subject in all respects to the provisions of the Agreement, and is qualified in its entirety by reference to the Agreement. A copy of the Agreement is attached to this Proxy Statement and Prospectus as EXHIBIT B and should be read in its entirety. Paragraph references are to appropriate provisions of the Agreement.

Method of Carrying Out Reorganization. If Tax-Exempt Income Fund shareholders approve the Agreement, the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied (see Agreement, paragraphs 6 through 8). The Reorganization will be completed on the Closing Date.

On the Closing Date, Tax-Exempt Income Fund will transfer all of its assets to Tax-Free Bond Fund in exchange for Tax-Free Bond Fund Shares with an aggregate net asset value equal to the value of the assets delivered, less the liabilities of Tax-Exempt Income Fund assumed, as of the close of business on the Closing Date (see Agreement, paragraphs 1 and 2).

The value of Tax-Exempt Income Fund's assets and Tax-Free Bond Fund's net asset values per Class A share and per Class B share will be determined according to the valuation procedures set forth in Tax-Exempt Income Fund's Prospectus and Statement of Additional Information and in the Tax-Free Bond Fund Prospectus, respectively (see "Share Price" in the Tax-Free Bond Fund Prospectus).

Surrender of Share Certificates. Tax-Exempt Income Fund shareholders whose shares are represented by one or more share certificates should, prior to the Closing Date, either surrender their certificates to Tax-Exempt Income Fund or deliver to Tax-Exempt Income Fund an affidavit with respect to lost certificates, in the form and accompanied by the surety bonds that Tax-Exempt Income Fund may require (collectively, an "Affidavit"). On the Closing Date, all certificates which have not been surrendered will be deemed to be cancelled, will no longer evidence ownership of Tax-Exempt Income Fund's shares and will evidence ownership of Tax-Free Bond Fund Shares. Shareholders may not redeem or transfer Tax-Free Bond Fund Shares received in the Reorganization until they have surrendered their Tax-Exempt Income Fund share certificates or delivered an Affidavit relating to them. Tax-Free Bond Fund will not issue share certificates in the Reorganization.

Conditions Precedent to Closing. The obligation of Tax-Exempt Income Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including the performance by Tax-Free Bond Fund of all acts and undertakings required under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraphs 6 through 8).

The obligation of Tax-Free Bond Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including Tax-Exempt Income Fund's performance of all acts and undertakings to be performed under the Agreement, the receipt of certain documents and financial statements from Tax-Exempt Income Fund, and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraphs 6 through 8).

The obligations of both parties are subject to the receipt of approval and authorization of the Agreement by the requisite vote of the holders of the outstanding shares of beneficial interest of Tax-Exempt Income Fund in accordance with the provisions of the Fund's Declaration of Trust, as amended, and By-Laws and the receipt of a favorable opinion of Hale and Dorr as to the federal income tax consequences of the Reorganization. (See Agreement, paragraph
8).

Termination of Agreement. The Agreement may be terminated, whether or not approval of Tax-Exempt Income Fund's shareholders has been obtained, by mutual agreement of the parties. In addition, either party may terminate its obligations under the Agreement at or prior to the Closing Date, because of a material breach by the other party of any representations, warranties or agreements contained in the Agreement, or if a condition precedent in the Agreement has not been met.

Expenses of the Reorganization. Tax-Free Bond Fund and Tax-Exempt Income Fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization is consummated.

Tax Considerations. The consummation of the Reorganization is subject to the receipt of a favorable opinion of Hale and Dorr, counsel to the Funds, satisfactory to Tax-Exempt Income Fund and Tax-Free Bond Fund and described above under the caption "Summary -- Reorganization -- Tax Considerations."

VOTING RIGHTS AND REQUIRED VOTE

Each Tax-Exempt Income Fund share is entitled to one vote. Approval of the Proposal requires an affirmative Majority Shareholder Vote.


Shares of beneficial interest of Tax-Exempt Income Fund represented in person or by proxy, including shares which abstain or do not vote with respect to the Proposal, will be counted for purposes of determining whether a quorum is present at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against the Proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted pursuant to the requirement that the Proposal be approved by 67% or more of the shares present at the Meeting, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the Agreement has been adopted pursuant to the requirement that the Proposal be approved by more than 50% of the outstanding shares of the Fund, a "broker non-vote" has the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.


If the requisite approval of shareholders is not obtained, Tax-Exempt Income Fund will continue to engage in business as a registered open-end, management investment company and the Board of Trustees will consider what further action may be appropriate.

                                 CAPITALIZATION
                                  (UNAUDITED)

The following table sets forth the capitalization of each Fund as of December 31, 1995, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 1.0314 Class A Tax-Free Bond Fund Shares being issued for each Class A share of Tax-Exempt Income Fund and approximately 1.0312 Class B Tax-Free Bond Fund Shares being issued for each Class B share of Tax-Exempt Income Fund. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated due to changes in the market value of the portfolio securities of both Tax-Free Bond Fund and Tax-Exempt Income Fund between December 31, 1995 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of Tax-Free Bond Fund and Tax-Exempt Income Fund during that period resulting from income and distributions, and changes in the accrued liabilities of Tax Free Bond Fund and Tax-Exempt Income Fund during the same period.

                                  TAX-EXEMPT      TAX-FREE      PRO FORMA
                                 INCOME FUND     BOND FUND       COMBINED
                                 ------------   ------------   ------------
Net Assets
  Class A......................  $495,730,615   $118,797,313   $614,527,928
  Class B......................     8,647,224     76,823,758     85,470,982
Net Asset Value Per Share
  Class A......................  $      11.00   $      10.67   $      10.67
  Class B......................         11.00          10.67          10.67
Shares Outstanding
  Class A......................    45,056,903     11,137,117     57,611,315
  Class B......................       786,183      7,202,812      8,013,555

If the Reorganization had taken place on December 31, 1995, Tax-Exempt Income Fund would have received 46,474,198 Class A shares and 810,743 Class B shares of Tax-Free Bond Fund which would have been available for distribution to shareholders of the applicable class of Tax-Exempt Income Fund. No assurance can be given as to the number of Class A shares or Class B shares of Tax-Free Bond Fund that will be received by Tax-Exempt Income Fund on the Closing Date. The foregoing is merely an example of what Tax-Exempt Income Fund would have received and distributed had the Reorganization been consummated on December 31, 1995, and should not be relied upon to reflect the amount that will actually be received on the Closing Date.

                      COMPARATIVE PERFORMANCE INFORMATION

TOTAL RETURN

The average annual total return at public offering price on Tax-Exempt Income Fund's Class A shares for the one-year, five-year and ten-year periods ended December 31, 1995 was 11.33%, 7.28%, and 8.28%, respectively. The average annual total return on Tax-Exempt Income Fund's Class B shares for the one-year and life-of-class periods ended December 31, 1995 was 10.73% and 2.24%, respectively. Total returns on Class B shares reflect the applicable contingent deferred sales charge.

The average annual total return at public offering price on Tax-Free Bond Fund's Class A shares for the one-year, five-year and life-of-class periods ended December 31, 1995 was 14.79%, 8.84%, and 8.39%, respectively. The average annual total return at public offering price on Tax-Free Bond Fund's Class B shares for the one-year and life-of-class periods ended December 31, 1995 was 14.42% and 7.24%, respectively. Total returns on Class B shares reflect the applicable contingent deferred sales charge.

The average annual total return of each class of the Funds is determined by multiplying a hypothetical initial investment of $1,000 in a class by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) attributable to that class for the stated period and annualizing the result.

The table below indicates the total return (capital changes plus reinvestment of all dividends and distributions) on a hypothetical investment of $1,000 in each class of each Fund covering the indicated periods ending December 31, 1995. The data below represent historical performance which should not be considered indicative of future performance of either Fund. Each Fund's performance and net asset value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

      VALUE OF A $1,000 INVESTMENT IN JOHN HANCOCK TAX-EXEMPT INCOME FUND
                                  (UNAUDITED)
                                         VALUE OF
                                       INVESTMENT ON
                                       DEC. 31, 1995       TOTAL RETURN            TOTAL RETURN
  INVESTMENT   INVESTMENT  AMOUNT OF     INCLUDING    INCLUDING SALES CHARGE  EXCLUDING SALES CHARGE
    PERIOD        DATE     INVESTMENT  SALES CHARGE   CUMULATIVE  ANNUALIZED  CUMULATIVE  ANNUALIZED
-------------- ----------  ----------  -------------  ----------  ----------  ----------  ----------
CLASS A
 SHARES:
1 year ended
 12/31/95.....  12/31/94     $1,000       $ 1,114        11.35%      11.35%      16.60%      16.60%
5 years ended
 12/31/95.....  12/31/90     $1,000       $ 1,421        42.08%       7.28%      48.79%       8.27%
10 years ended
 12/31/95.....  12/31/85     $1,000       $ 2,216       121.64%       8.29%     132.12%       8.79%
CLASS B
 SHARES:
1 year ended
 12/31/95.....  12/31/94     $1,000       $ 1,107        10.73%      10.73%      15.70%      15.70%
Life-of-Class
 ended
 12/31/95.....  1/3/94       $1,000       $ 1,045         4.52%       2.24%       8.52%       4.19%

        VALUE OF A $1,000 INVESTMENT IN JOHN HANCOCK TAX-FREE BOND FUND
                                  (UNAUDITED)
                                         VALUE OF
                                       INVESTMENT ON
                                       DEC. 31, 1995       TOTAL RETURN            TOTAL RETURN
  INVESTMENT   INVESTMENT  AMOUNT OF     INCLUDING    INCLUDING SALES CHARGE  EXCLUDING SALES CHARGE
    PERIOD        DATE     INVESTMENT  SALES CHARGE   CUMULATIVE  ANNUALIZED  CUMULATIVE  ANNUALIZED
-------------- ----------  ----------  -------------  ----------  ----------  ----------  ----------
CLASS A
 SHARES:
1 year ended
 12/31/95.....  12/31/94     $1,000       $ 1,148        14.79%      14.79%      20.20%      20.20%
5 years ended
 12/31/95.....  12/31/90     $1,000       $ 1,527        52.69%       8.84%      59.94%       9.84%
Life-of-Class
 ended
 12/31/95.....  1/5/90       $1,000       $ 1,620        62.00%       8.39%      69.61%       9.23%
CLASS B
 SHARES:
1 year ended
 12/31/95.....  12/31/94     $1,000       $ 1,144        14.42%      14.42%      19.41%      19.41%
Life-of-Class
 ended
 12/31/95.....  12/31/91     $1,000       $ 1,322        32.24%       7.24%      35.24%       7.84%

YIELD AND EFFECTIVE YIELD

The following table shows the average yield and tax equivalent yield achieved by each Fund for the thirty day period ended December 31, 1995. These figures are computed in accordance with the SEC's standard formula.

                                                               TAX EQUIVALENT
                                            AVERAGE YIELD          YIELD*
                                          -----------------   -----------------
                                             THIRTY DAYS         THIRTY DAYS
                                                ENDED               ENDED
                  FUND                    DECEMBER 31, 1995   DECEMBER 31, 1995
----------------------------------------  -----------------   -----------------
Tax-Exempt Income Fund
  Class A Shares........................        4.65%               7.70%
  Class B Shares........................        4.17%               6.90%
Tax-Free Bond Fund
  Class A Shares........................        5.11%               8.46%
  Class B Shares........................        4.61%               7.63%

---------------
* Based on maximum federal tax rate of 39.6%.

                       BUSINESS OF TAX-EXEMPT INCOME FUND

GENERAL

For a discussion of the organization and operation of Tax-Exempt Income Fund, see "Investment Objective and Policies" and "Organization and Management of the Fund" in the Tax-Exempt Income Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

For a discussion of Tax-Exempt Income Fund's investment objective and policies, see "Investment Objective and Policies" in the Tax-Exempt Income Fund Prospectus.

TRUSTEES

For a discussion of the responsibilities of the Board of Trustees, see "Organization and Management of the Fund" in the Tax-Exempt Income Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

For a discussion regarding Tax-Exempt Income Fund's investment adviser and distributor, see "Organization and Management of the Fund," "How to Buy Shares" and "Share Price" in the Tax-Exempt Income Fund Prospectus.

EXPENSES

For a discussion of Tax-Exempt Income Fund's expenses, see "Expense Information" and "The Fund's Expenses" in the Tax-Exempt Income Fund Prospectus.

CUSTODIAN AND TRANSFER AGENT

Tax-Exempt Income Fund's custodian is Investors Bank and Trust Company. Tax-Exempt Income Fund's transfer agent is John Hancock Investor Services Corporation.

TAX-EXEMPT INCOME FUND SHARES

For a discussion of Tax-Exempt Income Fund's shares of beneficial interest, see "Organization and Management of the Fund" in the Tax-Exempt Income Fund Prospectus.

PURCHASE OF TAX-EXEMPT INCOME FUND SHARES

For a discussion of how Class A and Class B shares of Tax-Exempt Income Fund may be purchased or exchanged, see "How to Buy Shares" and "Additional Services and Programs" in the Tax-Exempt Income Fund Prospectus. In anticipation of the Reorganization, after the Record Date, no new accounts may be opened in Tax-Exempt Income Fund. Existing shareholders of Tax-Exempt Income Fund may continue to acquire shares of the Fund after the Record Date by direct purchase, through a monthly automatic accumulation plan and through reinvestment of dividends and distributions.

REDEMPTION OF TAX-EXEMPT INCOME FUND SHARES


For a discussion of how Class A and Class B shares of Tax-Exempt Income Fund may be redeemed (other than in the Reorganization), see "How to Redeem Shares" in the Tax-Exempt Income Fund Prospectus. Tax-Exempt Income Fund shareholders whose shares are represented by share certificates will be required to surrender their certificates for cancellation or deliver an affidavit of loss accompanied by an adequate surety bond to John Hancock Investor Services Corporation in order to redeem Tax-Free Bond Fund Shares received in the Reorganization.


DIVIDENDS, DISTRIBUTIONS AND TAXES

For a discussion of Tax-Exempt Income Fund's policy with respect to dividends, distributions and taxes, see "Dividends and Taxes" in the Tax-Exempt Income Fund Prospectus.

                         BUSINESS OF TAX-FREE BOND FUND

For a discussion of the organization and current operation of Tax-Free Bond Fund, see "Investment Objective and Policies" and "Organization and Management of the Fund" in the Tax-Free Bond Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

For a discussion of Tax-Free Bond Fund's investment objective and policies, see "Investment Objective and Policies" in the Tax-Free Bond Fund Prospectus.

TRUSTEES

For a discussion of the responsibilities of the Board of Trustees, see "Organization and Management of the Fund" in the Tax-Free Bond Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

For a discussion regarding Tax-Free Bond Fund's investment adviser and distributor, see "Organization and Management of the Fund," "How to Buy Shares" and "Share Price" in the Tax-Free Bond Fund Prospectus.

EXPENSES

For a discussion of Tax-Free Bond Fund's expenses, see "Expense Information" and "The Fund's Expenses" in the Tax-Free Bond Fund Prospectus.

CUSTODIAN AND TRANSFER AGENT

Tax-Free Bond Fund's custodian is Investors Bank and Trust Company. Tax-Free Bond Fund's transfer agent is John Hancock Investor Services Corporation.

TAX-FREE BOND FUND SHARES

For a discussion of Tax-Free Bond Fund Shares, see "Organization and Management of the Fund" in the Tax-Free Bond Fund Prospectus.

PURCHASE OF TAX-FREE BOND FUND SHARES

For a discussion of how Class A and Class B shares of Tax-Free Bond Fund may be purchased or exchanged, see "How to Buy Shares" and "Additional Services and Programs" in the Tax-Free Bond Fund Prospectus.

REDEMPTION OF TAX-FREE BOND FUND SHARES


For a discussion of how Class A and Class B shares of Tax-Free Bond Fund may be redeemed, see "How to Redeem Shares" in the Tax-Free Bond Fund Prospectus. Former shareholders of Tax-Exempt Income Fund whose shares are represented by share certificates will be required to surrender their certificates for cancellation or deliver an affidavit of loss accompanied by an adequate surety bond to John Hancock Investor Services Corporation in order to redeem Tax-Free Bond Fund Shares received in the Reorganization.


DIVIDENDS, DISTRIBUTIONS AND TAXES

For a discussion of Tax-Free Bond Fund's policy with respect to dividends, distributions and taxes, see "Dividends and Taxes" in the Tax-Free Bond Fund Prospectus.

                                    EXPERTS

The respective financial statements and the financial highlights of Tax-Free Bond Fund and Tax-Exempt Income Fund as of December 31, 1995 and for the year then ended, incorporated by reference into the Proxy Statement and Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the Statement of Additional Information, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by Tax-Exempt Income Fund and Tax-Free Bond Fund, can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional office: New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                                                       EXHIBIT A

                  JOHN HANCOCK TAX-FREE BOND FUND, MAY 1, 1995

                  SUPPLEMENT TO CLASS A AND CLASS B PROSPECTUS

The "INVESTMENT OBJECTIVE AND POLICIES" section is amended as follows:

The Fund may invest up to 35% of its assets in municipal bonds and notes rated, at time of purchase, Ba, B by Moody's Investors Services, Inc., BB, B by Standard and Poor's Rating Group or Fitch or, if not rated, determined by the John Hancock Advisers, Inc. (the "Adviser") to be of comparable credit quality. These bonds are considered speculative and are generally referred to as junk bonds. While generally providing greater income than investments and in higher quality securities, these bonds involve greater risk of principal and income loss, including the possibility of default. These bonds may have greater price volatility, especially during periods of economic uncertainty or change. Bonds rated B are currently meeting debt services requirements but provide a limited margin of safety and are vulnerable to default in the event of adverse business, financial or economic conditions. In addition, the market for these bonds may be less liquid than the market for higher rated securities. Therefore, the Adviser's judgment at times play a greater role in the performance and valuation of the Fund's investments in these bonds.

"THE FUND'S EXPENSES" section is amended as follows:


The Trustees of the Fund have voted to recommend that the Class A shareholders of the Fund approve an increase in the Rule 12b-1 fee for Class A shares of the Fund from 0.15% of average daily net assets to 0.25% of average daily net assets effective at the end of 1996. Also at the end of 1996, the Distributor will remove its Rule 12b-1 fee reduction on Class B shares Rule 12b-1 plan so that the fee increases from 0.90% of average daily net assets to 1.00% of average daily net assets.


November 28, 1995

The "ORGANIZATION AND MANAGEMENT OF THE FUND" section is amended as follows:

Thomas C. Goggins is Senior Vice President of the Adviser and portfolio manager of the Fund. Mr. Goggins heads up John Hancock's team of municipal managers and analysts. He joined the Adviser in 1995. Previously to that date, Mr. Goggins was a municipal bond portfolio manager at Putnam Investments and Transamerica Investment Services, Inc.


January 15, 1996

The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:



Effective March 1, 1996, members of an approved affinity group financial service plan, may purchase Class A shares of the Fund without paying a sales charge.*


---------------

* For investments made under these provisions, John Hancock Funds, Inc. may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.



  March 1, 1996



  5200S 3/96

JOHN HANCOCK
TAX-FREE
BOND FUND
CLASS A AND CLASS B SHARES
PROSPECTUS
MAY 1, 1995
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                              Page
                                                              ----
Expense Information........................................      2
The Fund's Financial Highlights............................      3
Investment Objective and Policies..........................      5
Organization and Management of the Fund....................      8
Alternative Purchase Arrangements..........................      9
The Fund's Expenses........................................     11
Dividends and Taxes........................................     12
Performance................................................     13
How to Buy Shares..........................................     15
Share Price................................................     16
How to Redeem Shares.......................................     23
Additional Services and Programs...........................     25
Investments, Techniques and Risk Factors...................     29
Derivative Instruments.....................................     31

     This Prospectus sets forth the information about John Hancock Tax-Free Bond Fund (the "Fund"), a diversified fund, that you should know before investing. Please read and retain it for future reference.

     Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated May 1, 1995 and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

     The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses for the Fund's fiscal year ended December 31, 1994 adjusted to reflect certain current expenses.
Actual fees and expenses in the future of Class A and Class B shares may be greater or less than those indicated.

                                                             CLASS A         CLASS B
                                                             SHARES          SHARES
                                                             -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchase (as a percentage
  of offering price)......................................     4.50%           None
Maximum sales charge imposed on reinvested dividends......     None            None
Maximum deferred sales charge.............................     None *          5.00%
Redemption fee+...........................................     None            None
Exchange fee..............................................     None            None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fee............................................     0.55%           0.55%
12b-1 fee (net of limitation -- Class B shares)***........     0.15%           0.90%
Other expenses**..........................................     0.26%           0.26%
Less fee waiver and expense limitation by Adviser.........    (0.11)%         (0.11)%
Total Fund operating expenses (net of limitation)****.....     0.85%           1.60%

---------------
   * No sales charge is payable at the time of purchase on investments of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
  ** Other Expenses include transfer agent, legal, audit, custody and other expenses.
 *** The amount of the 12b-1 fee for Class B shares used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
**** Total Fund operating expenses in the table reflect voluntary and temporary limitations by the Fund's investment adviser and distributor. Without such limitations these Total Fund Operating Expenses of Class A shares and Class B shares would be 0.96% and 1.81%, respectively.
   + Redemption by wire fee (currently $4.00) not included.

EXAMPLE:                                       1 YEAR     3 YEARS       5 YEARS     10 YEARS
You would pay the following expenses for the
  indicated period of years on a hypothetical
  $1,000 investment, assuming 5% annual return:
    Class A Shares.....................         $53         $71          $ 90         $145
    Class B Shares
      --Assuming complete redemption at
        end of period..................         $66         $80          $107         $170
      --Assuming no redemption.........         $16         $50          $ 87         $170

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.)

     The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

     The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Purchase of Shares."

THE FUND'S FINANCIAL HIGHLIGHTS

     The following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services"), at the address or telephone number listed on the front page of this Prospectus.

     Selected data for each class of shares outstanding throughout each period is as follows:

                                                               CLASS A SHARES                               CLASS B SHARES
                                           ------------------------------------------------------    ----------------------------
                                                  YEAR ENDED DECEMBER 31,           PERIOD ENDED       YEAR ENDED DECEMBER 31,
                                           -------------------------------------    DECEMBER 31,     ----------------------------
                                           1994(1)     1993      1992      1991        1990(2)       1994(1)     1993     1992(3)
                                           -------    ------    ------    ------    -------------    -------    ------    -------
Per share income and capital changes for
  a share outstanding during each period:
Net asset value, beginning of period.....  $10.96     $10.47    $10.24    $ 9.90        $10.00       $10.96     $10.47    $10.24
                                           ------     ------    ------    ------        ------       ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................    0.58       0.62      0.67      0.69          0.71         0.50       0.54      0.59
  Net realized and unrealized gain (loss)
    on investments.......................   (1.58)      0.93      0.42      0.72         (0.13)       (1.58)      0.93      0.42
                                           ------     ------    ------    ------        ------       ------     ------    ------
    Total from Investment Operations.....   (1.00)      1.55      1.09      1.41          0.58        (1.08)      1.47      1.01
                                           ------     ------    ------    ------        ------       ------     ------    ------
  Less Distributions
  Dividends from net investment income...   (0.57)     (0.62)    (0.68)    (0.68)        (0.68)       (0.50)     (0.54)    (0.60)
  Distributions from realized gains......      --      (0.44)    (0.18)    (0.39)           --           --      (0.44)    (0.18)
                                           ------     ------    ------    ------        ------       ------     ------    ------
    Total Distributions..................   (0.57)     (1.06)    (0.86)    (1.07)        (0.68)       (0.50)     (0.98)    (0.78)
                                           ------     ------    ------    ------        ------       ------     ------    ------
  Net asset value, end of period.........  $ 9.39     $10.96    $10.47    $10.24        $ 9.90        $9.38     $10.96    $10.47
                                           ======     ======    ======    ======        ======       ======     ======    ======
    Total Return(4)......................   (9.28)%    15.15%    10.97%    14.78%         6.04%      (10.05)%    14.30%    10.15%
                                           ------     ------    ------    ------        ------       ------     ------    ------
RATIOS AND SUPPLEMENTAL DATA
  Ratio of expenses to average net
    assets...............................    0.96%      0.95%     0.96%     0.98%         1.25%        1.71%      1.70%     1.73%
  Ratio of expense reimbursement to
    average net assets...................   (0.11)%    (0.17)%   (0.30)%   (0.38)%       (0.85)%      (0.11)%    (0.17)%   (0.30)%
  Ratio of net expenses to average net
    assets...............................    0.85%      0.78%     0.66%     0.60%         0.40%        1.60%      1.53%     1.43%
  Ratio of net investment income to
    average net assets...................    5.72%      5.57%     6.46%     6.86%         7.09%        4.97%      4.66%     5.57%
  Portfolio turnover.....................     107%       116%       79%      123%           64%         107%       116%       79%

THE FUND'S FINANCIAL HIGHLIGHTS -- Continued

                                                               CLASS A SHARES                               CLASS B SHARES
                                           ------------------------------------------------------    ----------------------------
                                                  YEAR ENDED DECEMBER 31,           PERIOD ENDED       YEAR ENDED DECEMBER 31,
                                           -------------------------------------    DECEMBER 31,     ----------------------------
                                           1994(1)     1993      1992      1991        1990(2)       1994(1)     1993     1992(3)
                                           -------    ------    ------    ------    -------------    -------    ------    -------
  Net Assets, end of period (in
    thousands)...........................  $114,539   $136,521  $99,523   $73,393      $45,437       $70,243    $56,384   $18,272

---------------
(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser. Prior to this date, Transamerica Fund Management Company was the investment adviser.

(2) Financial highlights, including total return, are for the period from January 5, 1990 (date of Fund's initial offering of shares to the public) to December 31, 1990 and have not been annualized.

(3) Per share information has been calculated using the average number of shares outstanding.

(4) Total return does not include the effect of the initial sales charge for Class A shares nor the contingent deferred sales charge for Class B shares. Total return does include the benefit of a voluntary expense reimbursement by the Investment Adviser. Without such benefit, the total return would be lower.

INVESTMENT OBJECTIVE AND POLICIES

     THE FUND SEEKS TO PROVIDE INCOME EXEMPT FROM FEDERAL INCOME TAX.

     The Fund's investment objective is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes ("Municipal Obligations"). Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States; the District of Columbia; and the political subdivisions, agencies or instrumentalities thereof.

     Under normal market conditions, at least 80% of the Fund's total assets will be invested in Municipal Obligations. At least 65% of the Fund's assets will normally be invested in municipal bonds. Pending the investment of Fund assets in Municipal Obligations and to meet redemption requests, the Fund may invest up to 20% of its total assets in private activity bonds (the interest on which may be treated as a tax preference item under the Federal alternative minimum tax) and in certain taxable money market securities, including: obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities; corporate debt securities; commercial paper; certificates of deposit of domestic banks with assets of $1 billion or more; and repurchase agreements secured by U.S. Government securities.

     When John Hancock Advisers, Inc. (the "Adviser") determines that unfavorable investment conditions warrant a temporary defensive position, the Fund may invest more than 20% of its assets in taxable money market securities rated in the three highest ratings as determined by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. See the Statement of Additional Information for a description of those ratings.

     THE FUND'S INVESTMENT IN MUNICIPAL OBLIGATIONS INCLUDES MUNICIPAL BONDS, MUNICIPAL NOTES AND MUNICIPAL COMMERCIAL PAPER.

     Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

     THE FUND INVESTS IN MUNICIPAL OBLIGATIONS.

     At the time of purchase, municipal bonds including private activity bonds must be rated at least investment grade, i.e., Baa by Moody's, BBB by S&P or Fitch or, if not rated, determined by the Adviser to be of comparable credit quality. Municipal notes must be rated at least Aa by Moody's or AA by S&P or Fitch or, if not rated, determined by the Adviser to be of comparable credit quality. Municipal commercial paper must be rated at least Prime-2 by Moody's or A-1+ by S&P. The Fund may retain Municipal Obligations whose ratings are downgraded below permissible ratings until the Adviser determines that disposing of such Obligations is in the best interest of the Fund. Municipal bonds rated BBB or Baa are considered to have some speculative characteristics and can pose special risks involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. See Appendix A to the Statement of Additional Information for additional discussion of the ratings assigned to Municipal Obligations.

     The Adviser will purchase municipal bonds rated BBB or Baa where, based upon price, yield and its assessment of quality, investment in such bonds is determined to be consistent with the Fund's objective of preservation of capital. The Adviser will evaluate and monitor the quality of all investments, including bonds rated BBB or Baa, and will dispose of such bonds necessary to assure that the Fund's overall portfolio is constituted in manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in municipal bonds rated BBB or Baa includes obligations believed to be consistent with the goal of preserving capital, such bonds may not provide yields as high as those of other obligations having such ratings and the differential in yields between such bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available.

     THERE IS NO RESTRICTION ON THE MATURITIES OF THE FUND'S MUNICIPAL OBLIGATIONS.

     Because there is no restriction on the maturities of the Municipal Obligations in which the Fund may invest, the Fund's average portfolio maturity is not subject to any limit. Generally, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the values of the Fund's assets and on the net asset value per share.

     THE FUND MAY EMPLOY CERTAIN INVESTMENT STRATEGIES TO HELP ACHIEVE ITS INVESTMENT OBJECTIVE.

     The Fund may write (sell) covered call and put options on debt securities in which it may invest and on indices composed of debt securities in which it may invest. The Fund may purchase call and put options on these securities and indices. The Fund may also write straddles, which are combinations of put and call options on the same security. The Fund may buy and sell interest rate and municipal bond index futures contracts and options on such futures contracts to hedge against changes in securities prices and interest rates.

     The Fund may invest in variable rate and floating rate obligations, including inverse floating rate obligations, on which the interest rate is adjusted at predesignated periodic intervals or when there is a change in the market rate of interest on which the interest rate payable on the obligation is met is based.

     Options, futures contracts and variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. See "Investments, Techniques and Risk Factors" for additional discussion of derivative instruments.

     The Fund will not concentrate in any one industry (governmental issuers are not considered to be part of any "industry"). While the Fund may invest more than 25% of its total assets in industrial development or pollution control bonds, it may not invest more than 25% of its assets in industrial development or pollution control bonds which are dependent, directly or indirectly, on the revenues or credit of private entities in any one industry.

     The Fund may purchase tax exempt participation interests and municipal lease obligations, may lend its portfolio securities, enter into repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when-issued or forward commitment basis.

     See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

     THE FUND FOLLOWS CERTAIN POLICIES WHICH MAY HELP TO REDUCE INVESTMENT RISK.

     The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and its policy to invest (under normal market conditions) 80% of its assets in Municipal Obligations are fundamental and may not be changed without the approval of the Fund's shareholders. The Fund's other investment policies and its nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested trustees of the John Hancock Group of Funds. There can be no assurance that the Fund will achieve its investment objective.

     RISK FACTORS. An investment in the Fund is intended for long-term investors who can accept the risks associated with investing primarily in fixed-income securities. The Fund's investments will be subject to market fluctuation and other risks inherent in all securities. The yield, return and price volatility of the Fund depend on the type and quality of its investments as well as market and other factors. In addition, the Fund's potential investments and management techniques may entail specific risks. For additional information about risks associated with an investment in the Fund, see "Investments, Techniques and Risk Factors."

     BROKERS ARE CHOSEN ON BEST PRICE AND EXECUTION.

     The primary consideration in choosing brokerage firms to carry out the Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. The brokers include Tucker Anthony Incorporated, Sutro and Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

     THE TRUSTEES ELECT OFFICERS AND RETAIN THE INVESTMENT ADVISER WHO IS RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE FUND, SUBJECT TO THE TRUSTEES' POLICIES AND SUPERVISION.

     The Fund is a diversified open-end management investment company organized as a Massachusetts business trust in 1989. The Fund reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Fund is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

     JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL ASSET VALUE OF MORE THAN $13 BILLION.

     The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds distributes shares for all of the John Hancock mutual funds through Selling Brokers. Certain Fund officers are also officers of the Adviser and John Hancock Funds.

     All investment decisions are made by the Adviser's fixed-income portfolio management team and no single person is primarily responsible for making recommendations to the team.

     In order to avoid any conflict with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS

     AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO CHOOSE THE METHOD OF PAYMENT THAT IS BEST FOR YOU.

     You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

     INVESTMENTS IN CLASS A SHARES ARE SUBJECT TO AN INITIAL SALES CHARGE.

     CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount of your purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

     INVESTMENTS IN CLASS B SHARES ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

     CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than those of Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

     Class B shares are not available for fullservice defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

     YOU SHOULD CONSIDER WHICH CLASS OF SHARES WOULD BE MORE BENEFICIAL TO YOU.

     FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE. The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

     Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

     Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.

     In the case of Class A shares, the distribution expenses that John Hancock Funds, Inc. ("John Hancock Funds") incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.


     Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They also will be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES


     For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser equal to 0.55% of the Fund's average daily net assets. During the Fund's most recent fiscal year, the advisory fee was 0.44% of the Fund's average daily net assets. The Adviser has voluntarily and temporarily agreed to continue to limit the Fund's operating expenses and not to impose its management fee to the extent necessary to limit the total of the Fund's management fees and operating expenses (not including fees payable by the Fund under a Rule 12b-1 plan) to .70% of the average net assets attributable to Class A and Class B shares.



     THE FUND PAYS DISTRIBUTION AND SERVICE FEES FOR MARKETING AND SALES-RELATED SHAREHOLDER SERVICING.



     The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.15% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. John Hancock Funds has temporarily agreed to limit the distribution and services fees pursuant to the Class B Plan to 0.90% of average daily net assets. Up to 0.25% for Class B shares and 0.15% for Class A shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of its assets to, merge or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders.

     In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended December 31, 1994, an aggregate of $3,316,138 of distribution expenses or 4.72% of the average net assets of the Fund's Class B shares was not reimbursed or recommended by John Hancock Funds through receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


     Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES


     YOU SHOULD KEEP YOUR ACCOUNT STATEMENTS RECEIVED BY THE FUND FOR YOUR PERSONAL TAX RECORDS.


     DIVIDENDS. The Fund generally declares dividends daily and distributes dividends monthly, representing all or substantially all of its net investment income. The Fund will distribute net realized long-term and short-term capital gains, if any, annually before the close of the fiscal year (December 31).

     Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."


     TAXATION. The Fund intends to meet certain federal tax requirements so that its distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends," which you are entitled to treat as tax-exempt interest. That portion of exempt-interest dividends, if any, attributable to interest on certain tax-exempt obligations that are "private activity bonds" may increase certain shareholders' alternative minimum tax.


     Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on up to 85 percent of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Fund. Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

     Dividends from the Fund's net taxable income, if any, including any market discount included in the Fund's income, and from the Fund's net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be treated as if you received them the previous December.


     The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.


     On the account application you must certify that your social security or other tax payer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your taxable dividends, and 31% of the proceeds of redemptions or exchanges.

     In addition to Federal taxes, you may be subject to state and local taxes with respect to your investment in and distributions from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. You will receive tax information each year showing the percentage of the Fund's exempt-interest dividends attributable to each state. You should consult your tax adviser for specific advice.

PERFORMANCE

     THE FUND MAY ADVERTISE ITS YIELD AND TOTAL RETURN.


     Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements. The Fund may also utilize tax equivalent yields of its Class A and Class B shares computed in the same manner, with adjustment for assumed Federal income tax rates. For a comparison of yields on municipal securities and taxable securities, see the Taxable Equivalent Yield Table in Appendix A.

     The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

     Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. Total return and yield for Class B shares reflects the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. Total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the Classes during the period. The Fund will include the total return of Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations, and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
---------------------------------------------------------------------------------------------------------

    OPENING AN ACCOUNT
    The minimum initial investment in Class A and Class B shares is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus.
    Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.
---------------------------------------------------------------------------------------------------------
    BY CHECK        1.   Make your check payable to John Hancock Investor Services
                         Corporation ("Investor Services"), P.O. Box 9115, Boston, MA 02205-9115.

                    2.   Deliver the completed application and check to your registered representative, a broker with an agreement with John Hancock Funds ("Selling Broker") or mail it directly to Investor Services.
---------------------------------------------------------------------------------------------------------
    BY WIRE         1.   Obtain an account number by contacting your registered representative or
                         Selling Broker, or by calling 1-800-225-5291.

                    2.   Instruct your bank to wire funds to:
                         First Signature Bank & Trust

                             John Hancock Deposit Account No. 900000260
                             ABA Routing No. 211475000
                             For credit to: John Hancock Tax-Free Bond Fund
                             Class A or Class B shares
                             Your Account Number
                             Name(s) under which account is registered

                    3.   Deliver the completed application to your registered representative, Selling
                         Broker or mail it directly to Investor Services.
---------------------------------------------------------------------------------------------------------
    BUYING ADDITIONAL CLASS A AND CLASS B SHARES

    MONTHLY         1.   Complete the "Automatic Investing" and "Bank Information" sections on the
    AUTOMATIC            Account Privileges Application designating a bank account from which funds
    ACCUMULATION         may be drawn.
    PROGRAM         2.   The amount you elect to invest will be automatically withdran from your
    (MAAP)               bank or credit union account.
---------------------------------------------------------------------------------------------------------
    BY TELEPHONE    1.   Complete the "Invest-By-Phone" and "Bank Information" sections on the
                         Account Privileges Application designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing
                         House system (ACH).

                    2.   After your authorization form has been processed, you may purchase additional
                         Class A or Class B shares by calling Investor Services toll-free 1-800-225-5291.

                    3.   Give the Investor Services representative the name(s) i which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.

                    4.   Your investment normally will be credited to your account the business day following your phone request.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of share you own, your account number and the name(s) in which the account is registered.

                  2.   Make your check payable to John Hancock Investor Services Corporation.

                  3.   Mail the account information and check to:
                           John Hancock Investor Services Corporation
                           P.O. Box 9115
                           Boston, MA 02205-9115

                       or deliver it to your registered representative or Selling Broker.
---------------------------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Tax Free-Bond Fund
                           Class A or Class B shares
                           Your Account Number
                           Name(s) under which account is registered
---------------------------------------------------------------------------------------------------------
    OTHER REQUIREMENTS. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor
    Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
---------------------------------------------------------------------------------------------------------

     YOU WILL RECEIVE ACCOUNT STATEMENTS THAT YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.

     You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

SHARE PRICE

     THE OFFERING PRICE OF YOUR SHARES IS THEIR NET ASSET VALUE PLUS A SALES CHARGE, IF APPLICABLE, WHICH WILL VARY WITH THE PURCHASE ALTERNATIVE YOU CHOOSE.

     The net asset value per share ("NAV") is the value of one share. The NAV per share is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ in value. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board has determined approximates market value. If quotations are not readily available, assets are valued by a method that the Trustees believe accurately reflects fair value.

     The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

     Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

     INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                           COMBINED       REALLOWANCE
                                                                          REALLOWANCE     TO SELLING
                                                                          AND SERVICE     BROKERS AS A
                                                                           FEE AS A       PERCENTAGE
                                SALES CHARGE AS       SALES CHARGE AS     PERCENTAGE        OF THE
      AMOUNT INVESTED           A PERCENTAGE OF       A PERCENTAGE OF     OF OFFERING      OFFERING
  (INCLUDING SALES CHARGE)      OFFERING PRICE      THE AMOUNT INVESTED     PRICE(+)        PRICE(*)
  ------------------------      ---------------     -------------------   -----------    ------------
Less than $100,000                4.50%                 4.71%                4.00%           3.76%
$100,000 to $249,999              3.75%                 3.90%                3.25%           3.01%
$250,000 to $499,999              3.00%                 3.09%                2.50%           2.26%
$500,000 to $999,999              2.00%                 2.04%                1.75%           1.51%
$1,000,000 and over               0.00%(**)             0.00%(**)            0.00%(***)      0.00%(***)

---------------

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. In addition to the reallowance allowed to all selling Brokers, John Hancock Funds will pay the following: round trip airfare to a resort will be offered to each registered representative of a Selling Broker (if the Selling Broker has agreed to participate) who sells certain amounts of shares of John Hancock funds. John Hancock Funds will make these incentive payments out of its own resources. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933. Other than distribution and service fees, the Fund does not bear distribution expenses.

 (**) No sales charge is payable at the time of purchase in Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.

(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows: 1 % on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts over $10 million.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund at the time of the sale, and thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

     Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

     In addition, John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

     Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

     CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN
CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

      AMOUNT INVESTED                                          CDSC RATE
      ---------------                                          ---------
$1 million to $4,999,999                                         1.00%
Next $5 million to $9,999,999                                    0.50%
Amounts of $10 million and over                                  0.25%

     Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund Account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

     The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares that have been redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.

     YOU MAY QUALIFY FOR A REDUCED SALES CHARGE ON YOUR INVESTMENT IN CLASS A SHARES.

     QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or a combination of funds within the John Hancock family of funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in Class A shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

     1. Your current purchase of Class A shares of the Fund.

     2. The net asset value (at the close of business on the previous day) of
        (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

     3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:

     If you hold Class A shares of a John Hancock fund with a net asset value of $80,000 and, subsequently, invest $20,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This rate is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge alternative -- Class A Shares."

     If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

     CLASS A SHARES MAY BE AVAILABLE WITHOUT A SALES CHARGE TO CERTAIN INDIVIDUALS AND ORGANIZATIONS.

- A Trustee or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other types of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he/she withdraws from his/her plan and transfers any or all of his/her plan distributions directly to the Fund.

[FN]
---------------


*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.


     Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


     CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without a sales charge so that your entire initial investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.


     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.


EXAMPLE:


     You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:


         - Proceeds of 50 shares redeemed at $12 per share         $  600
         - Minus proceeds of 10 shares not subject to CDSC
           because they were acquired through dividend
           reinvestment (10 X $12)                                   -120
         - Minus appreciation on remaining shares, also not
           subject to CDSC (40 X $2)                                 - 80
                                                                   ------
         - Amount subject to CDSC                                  $  400



     Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses part of them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without deducting a sales charge at the time of the purchase.


     The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them.
Solely for the purposes of determining the holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.


                                  CONTINGENT DEFERRED SALES
YEAR IN WHICH CLASS B SHARES      CHARGE AS A PERCENTAGE OF
REDEEMED FOLLOWING PURCHASE     DOLLAR AMOUNT SUBJECT TO CDSC
----------------------------    -----------------------------
First                                        5.0%
Second                                       4.0%
Third                                        3.0%
Fourth                                       3.0%
Fifth                                        2.0%
Sixth                                        1.0%
Seventh and thereafter                       None


     A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.


     UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON CLASS B AND CERTAIN CLASS A SHARE REDEMPTIONS WILL BE WAIVED.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:


     - Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.



     - Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy of the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.



     - Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

     - Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under Section 401(a) of the Code, custodial accounts under
       Section 403(b)(7) of the Code and deferred compensation plans under
       Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

     - Redemptions due to death or disability.

     - Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

     - Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $100 invested in the Fund.

     - Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

     - Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

     If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

     CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into the Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change a shareholder's tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES



     TO ASSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST, PLEASE FOLLOW THESE PROCEDURES.


     You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

     Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities laws.
--------------------------------------------------------------------------------


    BY TELEPHONE         All Fund shareholders are automatically eligible for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York time), Monday through
                         Friday, excluding days on which the Exchange is closed.
                         Investor Services employs the following procedures to
                         confirm that instructions received by telephone are
                         genuine. Your name, the account number, taxpayer
                         identification number applicable to the account and other
                         relevant information may be requested. In addition,
                         telephone instructions are recorded.

                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty
                         days. A check will be mailed to the exact name(s) and
                         address shown on the account.

                         If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made in accordance with the telephone transaction procedures mentioned above.

                         Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times, you
                         should consider placing redemption requests in writing or
                         use EASI-Line. EASI-Line's telephone number is
                         1-800-338-8080.
---------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with the
                         Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account,
                         and the funds are usually collectible after two business
                         days. Your bank may or may not charge a fee for this
                         service. Redemptions of less than $1,000 will be sent by
                         check or electronic funds transfer.

                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         included with this Prospectus.
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number and the additional requirements listed below that apply to your particular account.
---------------------------------------------------------------------------------



    TYPE OF REGISTRATION                REQUIREMENTS
    --------------------                ------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaran-
                                        teed.

    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed.

    Trusts                              A letter of instruction signed by the
                                        trustee(s) with the signature(s) guaranteed.
                                        (If the Trustee's name is not registered on
                                        your account, also provide a copy of the
                                        trust document, certified within the last 60
                                        days.

    If you do not fall into any of these registration categories, please call
    1-800-225-5291 for further instructions.
---------------------------------------------------------------------------------
        WHO MAY GUARANTEE YOUR SIGNATURE.
        A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John
    Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
---------------------------------------------------------------------------------
        ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
        THROUGH YOUR BROKER.  Your broker may be able to initiate the redemption.
    Contact your broker for instructions.
---------------------------------------------------------------------------------
        If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

        Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $100 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of
    $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.

        Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and dividend reinvestments, if any, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
---------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS



EXCHANGE PRIVILEGE



     YOU MAY EXCHANGE SHARES OF THE FUND ONLY FOR SHARES OF THE SAME CLASS OF ANOTHER JOHN HANCOCK FUND.


     If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.


     Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Adjustable U.S. Government Trust will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock Fund, you will be subject to the CDSC schedule in effect on your initial purchase date.


     You may exchange Class B shares of the Fund into shares of a John Hancock money market fund at net asset value; however, you will continue to be subject to the same CDSC upon redemption.

     The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted to execute a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

     An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

     When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

     Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

     Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.


BY TELEPHONE


1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


IN WRITING



1. In a letter, request an exchange and list the following:



   --the name and class of the Fund whose shares you currently own


   --your account number


   --the name(s) in which the account is registered


   --the name of the fund in which you wish your exchange to be invested


   --the number of shares, all shares or dollar amount you wish to exchange



     Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

     IF YOU REDEEM SHARES OF THE FUND, YOU MAY BE ABLE TO REINVEST ALL OR PART OF THE PROCEEDS IN SHARES OF THIS FUND OR ANOTHER JOHN HANCOCK FUND WITHOUT PAYING AN ADDITIONAL SALES CHARGE.

1. You will not be subject to a sales charge on Class A shares reinvested in shares of any John Hancock fund that is otherwise subject to a sales charge as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. For purposes of computing the CDSC payable upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

     YOU CAN PAY ROUTINE BILLS FROM YOUR ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF FUNDS FROM YOUR RETIREMENT ACCOUNT TO COMPLY WITH IRS REGULATIONS.

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application by calling your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.


5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.



6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.



MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)



     YOU CAN MAKE AUTOMATIC INVESTMENTS AND SIMPLIFY YOUR INVESTING.



1. You can authorize an investment to be automatically withdrawn each month from your bank, for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.



2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.


3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments being withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


GROUP INVESTMENT PROGRAM



     ORGANIZED GROUPS OF AT LEAST FOUR PERSONS MAY ESTABLISH ACCOUNTS.



1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.



2. The initial aggregate investment of all participants in the group must be at least $250.


3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

INVESTMENTS, TECHNIQUES AND RISK FACTORS

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. The Fund may also invest up to 10% of its assets in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. To the extent that the Fund's holdings of participation interests, COPs and inverse floaters are determined to be illiquid, such holdings will be subject to the 10% restriction on illiquid investments.

     LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional (taxable) income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term highly liquid debt securities. However, they may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a forward or "when-issued" basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. When the Fund engages in such transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a taxable gain or a loss.

     SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts on securities and debt security indices, interest rate and municipal bond index futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on debt securities and municipal bond indices (securities indices).


     Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce taxable capital gains or losses.

     The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits and premiums required to establish positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by the Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.


     MUNICIPAL LEASE OBLIGATIONS. The Fund may purchase participation interests which give the Fund an undivided pro rata interest in the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests, which are determined to be not readily marketable, will be considered illiquid for purposes of the Fund's 10% restriction on investment in securities.


     The Fund may also invest in Certificates of Participation ("COP's") which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. Certain municipal lease obligations may trade infrequently. Accordingly, COPs will be purchased and monitored pursuant to analysis by the Adviser and reviewed according to procedures by the Board of Trustees which consider various factors in determining the liquidity risk. COPs will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation. See the Statement of Additional Information for additional discussion of participation interests and municipal lease obligations.


     DERIVATIVE INSTRUMENTS. The Fund may purchase or enter into derivative instruments to enhance return, to hedge against fluctuations in interest rates or securities prices, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities. The Fund's investments in derivative securities may include certain floating rate and indexed securities. The Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities or indices; options on futures contracts; and options on securities or indices. All of the Funds' transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates or securities prices. The loss on derivative contracts may exceed the Fund's initial investment in these contracts. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund. The Fund may realize taxable income or gain from its transactions in derivative contracts, distributions of which will be taxable to shareholders.



     INDEXED SECURITIES. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.



     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following:



     Market Risk. Investments in floating rate and indexed securities are subject to the interest rate and other market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund.


     Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. The Fund may partially offset the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or contracts or by covering written options.



     Correlation Risk. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund's portfolio assets.



     Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.



     Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity or exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                                   APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE

               (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 1995)


  The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 4% to 10% under Federal income tax laws that apply to 1995. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file single returns.


                             EQUIVALENT YIELD TABLE




          (TAXABLE INCOME)*               INCOME                                 TAX-EXEMPT YIELD
--------------------------------------      TAX       ----------------------------------------------------------------------
  SINGLE RETURN        JOINT RETURN       BRACKET       4%        5%        6%        7%         8%         9%         10%
-----------------    -----------------    -------     ------    ------    ------    -------    -------    -------    -------
        $0-23,350            $0-39,000      15.0%      4.71%     5.88%     7.06%      8.24%      9.41%     10.59%     11.76%
   $23,351-56,550       $39,001-94,250      28.0%      5.56%     6.94%     8.33%      9.72%     11.11%     12.50%     13.89%
  $56,551-117,950      $94,251-143,600      31.0%      5.80%     7.25%     8.70%     10.14%     11.59%     13.04%     14.49%
 $117,951-256,000     $143,256-250,000      36.0%      6.25%     7.81%     9.38%     10.94%     12.50%     14.06%     15.63%
    Over $256,000        Over $256,000      39.6%      6.62%     8.28%     9.93%     11.59%     13.25%     14.90%     16.56%


---------------


* Net amount subject to Federal income tax after deductions and exemptions. It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phaseout of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, if any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.


The information set forth above is as of the date of this Prospectus. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.


JOHN HANCOCK


TAX-FREE


BOND FUND



   INVESTMENT ADVISOR


   John Hancock Advisers, Inc.


   101 Huntington Avenue


   Boston, Massachusetts 02199-7603



   PRINCIPAL DISTRIBUTOR


   John Hancock Funds, Inc.


   101 Huntington Avenue


   Boston, Massachusetts 02199-7603



   CUSTODIAN


   Investors Bank & Trust Company


   24 Federal Street


   Boston, Massachusetts 02110


   TRANSFER AGENT


   John Hancock Investor Services
   Corporation


   P.O. Box 9116


   Boston, Massachusetts 02205-9116



   INDEPENDENT ACCOUNTANTS


   Ernst & Young LLP


   200 Clarendon Street


   Boston, Massachusetts 02116


HOW TO OBTAIN INFORMATION


ABOUT THE FUND


For Service Information


For Telephone Exchange


For Investment-by-Phone  call 1-800-225-5291


For Telephone Redemption



For TDD                 call 1-800-554-6713



T240P 5/95       (LOGO) Printed on Recycled Paper



                                               JOHN HANCOCK


                                               TAX-FREE


                                               BOND FUND


                                               CLASS A AND CLASS B SHARES


                                               PROSPECTUS


                                               MAY 1, 1995


                                               A MUTUAL FUND SEEKING TO
                                               OBTAIN AS HIGH LEVEL OF
                                               INTEREST INCOME EXEMPT
                                               FROM FEDERAL INCOME TAX AS
                                               IS CONSISTENT WITH
                                               PRESERVATION OF CAPITAL.



                                               101 HUNTINGTON AVENUE

                                               BOSTON, MASSACHUSETTS 02199-7603
                                               TELEPHONE 1-800-225-5291

                                                                       EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 18th day of March, 1996, by and between John Hancock Tax-Free Bond Fund (the "Acquiring Fund"), a Massachusetts business trust, and John Hancock Tax-Exempt Income Fund (the "Acquired Fund"), a Massachusetts business trust, each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND


1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its Class A and Class B shareholders in proportion to their respective ownership of Class A and Class B shares of beneficial interest of the Acquired Fund, as of the close of business on the closing date (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), attributable to the corresponding class of the Acquired Fund so transferred, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Investors Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.


1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of the applicable class (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. If shares of the Acquired Fund acquired in an exchange from another mutual fund are subject to a contingent deferred sales charge ("CDSC") immediately prior to the Closing, the successor Acquiring Fund Shares received in the Reorganization shall be subject to the same CDSC, including all terms and conditions for computing and applying such CDSC. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.


1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Investor Services Corporation prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue stock certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION


2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred or assumed shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust, as amended, or By-laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each respective class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.


2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph
    2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be May 3, 1996 or such other date on or before December 31, 1996 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Funds, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 1996, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a voluntary association with transferable shares of the type commonly referred to as a business trust, duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Acquired Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified fund;

    (c) The Acquired Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provision of the Acquired Fund's Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of December 31, 1995 and the related statement of operations and the statement of changes in net assets for the years ended December 31, 1995 and 1994 (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of December 31, 1995 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since December 31, 1995, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i) The Acquired Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its final taxable year ending on the Closing Date;

    (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraphs 4.2(c) and 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The prospectus of the Acquired Fund, dated May 1, 1995 as supplemented December 11, 1995 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Acquiring Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified investment company under the 1940 Act;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated May 1, 1995, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Acquiring Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provisions of the Acquiring Fund's Declaration of Trust, as amended, or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 1995 and the related statement of operations and the statement of changes in net assets for the years ended December 31, 1995 and 1994 (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of December 31, 1995 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed herein;

    (h) Since December 31, 1995, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i) The Acquiring Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date;

    (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act, the 1940 Act and under state securities laws.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Acquiring Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or

    Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual or state-imposed expense limitation.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and the Acquired Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust, as amended, and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income (as defined in Section 852(b)(2) of the Code) for its taxable year ending on the Closing Date, all of the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and/or 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Section 852(b)(3)(C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Messrs. Hale and Dorr, satisfactory to the Acquired Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange.

The Acquiring Fund and the Acquired Fund agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this Paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES

9.1 The Acquiring Fund and the Acquired Fund represent and warrant to the Acquired Fund and the Acquiring Fund, respectively, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

     (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or the Trustees or officers of either Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                        JOHN HANCOCK TAX-FREE BOND FUND

                        By:   /s/  Anne C. Hodsdon
                        Name: Anne C. Hodsdon
                        Title: President

                        JOHN HANCOCK TAX-EXEMPT INCOME FUND

                        By:   /s/ Thomas H. Drohan
                        Name: Thomas H. Drohan
                        Title: Senior Vice President

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM


              VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS



                       JOHN HANCOCK TAX-EXEMPT INCOME FUND
               101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199
                  SPECIAL MEETING OF SHAREHOLDERS - MAY 2, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES



         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Thomas H. Drohan and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Tax-Exempt Income Fund ("Tax-Exempt Income Fund" or the "Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Tax-Exempt Income Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 2, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 18, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:


                                                 PLEASE SIGN, DATE AND RETURN
                                                 PROMPTLY IN ENCLOSED ENVELOPE

                                                 Date __________________, 1996

                                                 NOTE: Signature(s) should agree
                                                 with name(s) printed herein.
                                                 When signing as attorney,
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give your full title as such.
                                                 If a corporation, please sign
                                                 in full corporate name by
                                                 president or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.


                                                 -------------------------------
                                                            Signature(s)

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM





VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.



     (1) To approve an Agreement and Plan of Reorganization between Tax-Exempt Income Fund and John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund") providing for Tax-Free Bond Fund's acquisition of all of Tax-Exempt Income Fund's assets in exchange solely for the assumption of Tax-Exempt Income Fund's liabilities, and the issuance of Class A and Class B shares of Tax-Free Bond Fund to Tax-Exempt Income Fund for distribution to its shareholders.

          FOR      /   /          AGAINST /   /          ABSTAIN  /   /

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.